         ANNUAL REPORT
      ------------------------------------------------------
         August 31, 1998




               NEUBERGER&BERMAN
               EQUITY TRUST-Registered Trademark-

         Neuberger&Berman
               FOCUS TRUST

         Neuberger&Berman
               GENESIS TRUST

         Neuberger&Berman
               GUARDIAN TRUST

         Neuberger&Berman
               INTERNATIONAL TRUST

         Neuberger&Berman
               MANHATTAN TRUST

         Neuberger&Berman
               PARTNERS TRUST



               EQUITY ASSETS-Registered Trademark-

         Neuberger&Berman
               SOCIALLY RESPONSIVE TRUST

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Trust                                        A-6
Genesis Trust                                     A-10
Guardian Trust                                    A-13
International Trust                               A-16
Manhattan Trust                                   A-19
Partners Trust                                    A-23
Socially Responsive Trust                         A-27

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A $10,000 INVESTMENT
Focus Trust                                        B-1
Genesis Trust                                      B-3
Guardian Trust                                     B-4
International Trust                                B-5
Manhattan Trust                                    B-6
Partners Trust                                     B-8
Socially Responsive Trust                          B-9

    FINANCIAL STATEMENTS                          B-10

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Trust                                       B-21
Genesis Trust                                     B-22
Guardian Trust                                    B-23
International Trust                               B-24
Manhattan Trust                                   B-25
Partners Trust                                    B-26
Socially Responsive Trust                         B-27

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS                          B-30

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                   B-33
Genesis Portfolio                                 B-35
Guardian Portfolio                                B-40
International Portfolio                           B-42
Manhattan Portfolio                               B-48
Partners Portfolio                                B-51
Socially Responsive Portfolio                     B-54

    FINANCIAL STATEMENTS                          B-58

    FINANCIAL HIGHLIGHTS                          B-75

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS                          B-82

    DIRECTORY                                      C-1

    OFFICERS AND TRUSTEES                          C-2

CHAIRMAN'S LETTER                                               October 16, 1998

Dear Fellow Shareholder,
  From 1996 through the first half of 1998, we enjoyed a "best of all possible worlds" for equities -- low inflation, low interest rates and strong corporate profits. Not surprisingly, investors reacted to all this good news by bidding up stocks to historically high valuations. When Asian economic problems deepened in the first half of 1998, and earnings projections were revised downward, the broad stock market began to deteriorate. Small-cap and mid-cap stocks declined and, save for a relative handful of market darlings, large-cap stocks began to drift as well. When Russia imploded in late summer and our own political crisis escalated, equity investors rushed to the exits.
  Is the American economy truly imperiled? Inflation appears to be heading lower. The Federal Reserve just lowered short-term interest rates by 0.25 percentage point. The yield on the 30-year Treasury Bond hovers near its all time low. Yes, profits are being squeezed in certain sectors, but the American economy continues to be sound. Economically sensitive cyclical companies are now trading at historically low valuations and even some of the market's highest flyers have come down to earth. Is this the time to abandon equities? We think not
  At Neuberger&Berman, we believe buying good companies at opportunistic prices is the best long-term investment strategy. The performance of the S&P "500" Index itself disguises the fact that 60% of all New York Stock Exchange listed stocks are down 30% or more from their 52-week highs and 80% of all NASDAQ traded issues are off by the same amount. Investors' "irrational exuberance" for a relative handful of companies and disdain for all others has made for difficult comparisons for value and price sensitive growth-stock investors. We believe this is a short-term phenomenon, which has set the stage going forward for much better relative performance for true value investors.
  The underperformance of our value-oriented strategies over the last year has not tempted us to abandon them. Our value funds will continue looking for the stocks of good companies at favorable prices. Our growth fund managers will continue to focus on companies with earnings growth and reasonable price-to-earnings ratios. We, the principals and employees of Neuberger&Berman, LLC, still have in excess of

$125 million of our own savings, for our future and that of our children, invested along with you. In the following pages, our portfolio managers will present their carefully considered perspectives on the future. We trust you will gain some valuable insights on the currently volatile markets and a greater appreciation of our efforts on your behalf.
  Lastly, we have made some changes to the management of our funds that reflect our commitment to meeting the investment needs of our shareholders. As many of you know, Allan R. (Rick) White, former lead portfolio manager of the Salomon Brothers Investors Fund joined Neuberger&Berman on September 8th and is now co-managing the Guardian Portfolio with Kevin Risen. An experienced bottom-up value investor, Rick is helping us pick fundamentally undervalued stocks and putting in place some sophisticated portfolio risk management systems that we believe will help us deliver more consistent performance in the future. Kent Simons, who distinguished himself as the manager of the Guardian Portfolio since 1981, is now devoting all his time and energy to the Focus Portfolio, a more concentrated value portfolio, particularly well suited to his highly refined stock picking skills. We believe the addition of Rick White to Guardian and Kent's ability to concentrate exclusively on the Focus Portfolio will benefit shareholders.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Trust
  For the six- and twelve-month fiscal periods concluding August 31, 1998, Focus Trust declined -24.30% and -17.45%, respectively, versus the Standard & Poor's 500 Index's -8.12% decrease and 8.08% return over the same time periods (see page B-1 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  The Focus Portfolio has consistently employed the value approach to investing. While this style has underperformed the growth and momentum styles over the past three years, I continue to believe it produces superior long-term results, and therefore continue to employ it. If anything, now more than ever.
  In addition to being a value portfolio, Focus is also a concentrated fund. For example, the Portfolio must have 90% of its assets in no more than six economic sectors, and the number of names in the portfolio is usually less than in most other Portfolios. It is important to understand that we do not select these sectors on a so-called top-down basis that relies on an overall view of the economy. The Portfolio is built on a stock-by-stock basis. We have found over the years that the conditions that lead to an individual company's stock being undervalued usually affect a number of companies in the same industry or sector. Thus, concentration in a relative few sectors is a natural outgrowth of our stock selection process.
  As of this writing, the Portfolio is invested in six sectors with financial services being the largest, accounting for some 48% of the portfolio. In 1997 and the first half of 1998 these stocks did quite well, but since July the results have been disappointing. Following the collapse of the Russian stock market and its currency, there was an immediate and pronounced preference by investors for safety and quality. The prime beneficiary of this "flight to quality" was U.S. Treasury Bonds, and as a result U.S. interest rates declined noticeably. This worked to the advantage of our domestic, interest-sensitive holdings like Countrywide Credit, Hartford Financial and Nationwide. Unfortunately, our

----------------------------------------------------------------------
          Focus Trust (Cont'd)

holdings in commercial and investment banks -- BankBoston, CITICORP, Chase, Merrill Lynch, Morgan Stanley Dean Witter and Travelers -- had clients and/or holdings that were negatively affected, and this resulted in a lowering of earnings estimates. As a result, each of these stocks declined some 40% in a matter of 7-8 weeks. In light of this situation, let me offer some perspective and also review the thesis for owning these names.
  First, as to perspective, the cuts in 1999 earnings estimates for these companies have averaged about 10-12%, yet the price declines have been roughly 40%. To me, this has created a significant undervaluation and a real buying opportunity.
  Second, the thesis underlying these holdings remains intact; if anything, it has been reinforced by recent events. I believe that the financial services industry is on the brink of undergoing major secular changes that will provide significant opportunities to those companies large enough and skillful enough to capitalize on them. The opportunity rests on two foundations: One, in the United States, another baby boomer turns 50 every seven seconds. Two, as our population ages, it is discovering the need to plan for retirement. Few needs are taken as seriously as this, and in meeting it people are overwhelmingly going with names they know and trust. Those names are Merrill Lynch, Travelers, Morgan Stanley Dean Witter, CITICORP and Chase; brand names that have been built over decades and are now, in my opinion, invaluable. Concurrent with this development in the U.S. is the rising trend of capitalism and globalization in the rest of the world. Markets for businesses of all kinds are now global, and companies that serve them require financing and financial services capabilities that are also global. Moreover, in terms of privatizing retirement plans and the transference of businesses from family ownership to public ownership, the rest of the world is 20-30 years behind the U.S. This too creates a significant opportunity for American investment banks that can benefit from their experience in this country. What emerges from all this, in my opinion, is a secular trend creating great opportunities for companies

----------------------------------------------------------------------
          Focus Trust (Cont'd)
with a recognized and trusted name, a global reach, a large capital base and the technological infrastructure to accommodate and exploit the opportunities. Not many companies can do this; among the very few who can are the ones we own. I think their competitive advantage, already large, has increased and their long-term outlook is as good, if not better, than ever.
  The second largest sector is technology, where the Asian currency problems have been the primary reason for sub-par stock performance. Focus Portfolio's largest holding, Compaq, has outperformed the Dow Jones Industrial Average
(DJIA) this  calendar year  as  has one  of  our semiconductor  holdings,  Texas
Instruments. However, our investments in the semiconductor equipment stocks -- Applied Materials and KLA -- have not fared as well, due to the fact that this industry has been hit by order cancellations from the Far East. However, the growth in demand for semiconductors continues unabated and at some point this will necessitate the ordering of new equipment. During the current downturn both KLA and Applied are increasing their share of market thereby positioning themselves so that if an upturn comes they will likely prosper.
  Although we only own three names -- Foundation Health, Sierra Health Services and Wellpoint Health Networks -- health care is an important sector for us. While Wellpoint has outperformed the DJIA handily this calendar year, the other two have not. All three are managed-care companies and all three will benefit, we think, from the continued trend towards managed-care and a better pricing environment expected this year and next.
  Finally, let me close by offering some thoughts on the value style of investing. The last three years have not been a good environment for value investors as falling interest rates have led to higher price-to-earnings (P/E) ratios, an environment in which growth mutual funds have, by and large, outperformed those employing the value style. This has created an imbalance in the stock market that has, in turn, created an opportunity. For example, the P/E on the Focus Portfolio is now 18

----------------------------------------------------------------------
          Focus Trust (Cont'd)
times estimated 1998 earnings; earnings which are expected to increase in 1999. By contrast, the 30 largest companies in the S&P "500" -- a good proxy for high multiple stocks -- sell at over 31 times estimated earnings. Focus is paying less and expects to get more, a situation I am more than comfortable with.
  How comfortable? Since August 21st, I have more than doubled my holdings in Focus for my own account, bringing my total holdings to 184,000 shares. I have put my money where my mouth is. Believe me when I tell you, my interests are totally aligned with yours.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Portfolio makes up more than a small fraction of the Portfolio's total assets.

 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Trust

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING-EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Genesis Trust declined -23.20% and -18.88%, respectively, compared to the Russell 2000's decreases of -26.48% and -19.40% over the same time periods (see page B-3 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  Late summer's steep declines in the widely followed Dow Jones Industrial Average and Standard & Poor's 500 Index have many investors worried that we may be entering a bear market. Small-cap stocks have already experienced one. At the end of this reporting period, the average small-cap stock is down close to 50% from its 52-week highs. That's the bad news. The good news is that small-cap stocks are now not only cheap relative to the large-cap stocks, but appear to be exceptional absolute bargains as well. In monitoring our portfolio, we see quality companies with excellent operating track records trading at historically low multiples to earnings, cash flow and book value.
  Are public investors ready to acknowledge the exceptional values in the small-cap market? We don't know. However, we are beginning to see corporate investors scooping up heavily discounted small-cap merchandise. Over the last 12 months, 18 companies in the Genesis Portfolio have been taken over. We believe increased merger and acquisition activity will provide a floor for the small-cap sector and perhaps set the stage for a strong recovery.
  During this particularly difficult period for small-cap stocks, very few portfolio sectors posted positive results. Our utilities, basic materials, and healthcare investments did finish fiscal 1998 in the black. Our forecast for cost-driven consolidation in the utilities industry appears on track and the group's traditional defensive characteristics served us well

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
during August's sharp market correction. Our basic materials investments were mixed, but strong gains from several of our larger positions produced respectable results. Some of our healthcare holdings, primarily small medical product companies, also posted modestly positive returns. This is another group we believe will continue to consolidate as product innovators get gobbled up by larger healthcare companies with more marketing muscle.
  Portfolio performance was penalized by our energy investments, primarily small oil services companies, which got hit hard as oil prices declined to a ten-year low in early 1998. Declining demand from Asia's weak economies will likely continue to restrain oil prices for the foreseeable future. Energy producers have initiated cutbacks to address the current supply/demand imbalance. With an estimated one-third of world production uneconomic at current prices, further cutbacks can be expected. However, readily available energy supply is at its lowest point in a decade, implying that future demand must be met with increased drilling activity. Today, many small oil services stocks are trading below book value and well below replacement cost. Barring a worldwide economic downturn, we believe all the bad news is fully reflected in the group's severely depressed prices and that a little bit of good news would attract a lot of favorable investment attention.
  Our technology holdings also disappointed. Although we were underweighted in the group, several of our holdings suffered unanticipated earnings shortfalls and were swiftly and severely punished. We also passed on the sizzling Internet stocks. The Internet may be the wave of the future and some of the companies currently riding its crest could be exceptional long-term investments. But, our value discipline does not allow us to pay high multiples to revenues for unseasoned companies that are not yet earning money. Periodically, our value discipline will penalize us on an "opportunity cost" basis. That is a price we are willing to pay to control portfolio risk.
  In each of our shareholder reports, we discuss a current portfolio holding that demonstrates our investment discipline. This is not a recommendation and we may change our opinion on any and all stocks in the Portfolio if fundamentally justified. This time, we chose to

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
highlight AptarGroup, a manufacturer of small pumps, valves and closures for the household product, high-end fragrance and pharmaceutical industries. Aptar has the financial characteristics we like -- a strong balance sheet, consistent 15-20% earnings growth, the ability to self-fund that growth from internally generated cash flow, and a quite reasonable price-to-earnings ratio. The excitement here is in the pharmaceutical area where Aptar's fine-mist pumps for the nasal delivery of drugs are finding new applications including migraine headache relief, and are believed to have potential in the treatment of diabetes and in immunizations for a variety of diseases. Aptar's products are patented and must go through the FDA approval process -- creating a high barrier of entry for future competition.
  In closing, we are pleased to have modestly outperformed our Russell 2000 Index benchmark in fiscal 1998, but disappointed by the poor performance of small-cap stocks in general. We don't know if the small-cap sector has bottomed. We do believe small-cap stocks are fundamentally cheap and are encouraged that corporate investors are beginning to go bargain hunting in the small-cap market. We believe this will eventually inspire public investors to recognize the outstanding values presented today.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The  Russell 2000-Registered Trademark- Index  is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Trust

   CURRENT PORTFOLIO CO-MANAGERS KEVIN RISEN AND RICK WHITE FOCUS ON "FIRST-RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT-OF-FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL-MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH-QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Guardian Trust declined -25.10% and -20.88%, respectively, versus the Standard & Poor's 500 Index's decrease of -8.12% and return of 8.08% over the same time periods (see page B-4 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  A wise man once said that when things are going well, no explanation is required and when things are going poorly, none is acceptable. We trust our shareholders are more enlightened and will appreciate hearing our explanation for the Portfolio's poor showing in fiscal 1998 and the reasons we believe it will perform significantly better in the year ahead.
  We thought we had found value in already depressed cyclical stocks in the basic materials, capital goods, energy and technology sectors -- high quality companies like American Standard, Applied Materials and Hewlett Packard as well as stocks we have since sold such as Alcoa and Schlumberger. To be kind, these good values became even bigger bargains as Asian economic problems deepened, global demand withered, commodities prices collapsed and capital spending declined. We thought we had found value in beaten-down HMO's, like Aetna and Wellpoint, which we believed were getting costs in line and were poised for earnings recoveries. Although we think HMOs are on the right track, the investing public was not willing to wait for evidence of a turnaround.
  We felt there was value in leading financial stocks as well -- the bluest of blue chips like CITICORP, Chase Manhattan, Merrill Lynch, and Morgan Stanley Dean Witter. Despite strong performance in 1997 and first-half 1998, we maintained our positions in these companies, because they were still trading at well below market average price-to-

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
earnings ratios. Our financial holdings fell sharply in late summer as global economic turmoil and worldwide stock market declines panicked investors. Is this panic justified? We shall see. If currency turmoil spreads to Latin America, bank earnings may be vulnerable. But we experienced a Latin American currency crisis as recently as 1994-95 -- a storm money center banks weathered without dire consequences. With CITICORP losing more than half its market value from its 52-week high and Chase Manhattan faring almost as badly, we think most of the bad news -- real and imaginary -- is already reflected in their stock prices. Leading brokerage/asset management company stocks like Merrill Lynch and Morgan Stanley Dean Witter suffered similar fates, and at the end of this reporting period were trading at what we think were "worst of all possible worlds" valuations. However, if global financial markets stabilize and the prices of these stocks remain the same, we believe they will prove to be bargain basement valuations.
  With a considerable amount of water already over the dam, where do we go from here? Thanks to the exceptional relative performance of a few widely and, in our opinion, wildly popular large-cap growth stocks, indexers and closet indexers (portfolio managers who largely mirror if not duplicate the S&P "500") materially outperformed almost everyone else in fiscal 1998. Is this likely to continue? It is hard to predict when investors will come to their collective senses. However, after the recent correction, we see numerous high-quality companies selling at historically cheap absolute valuations and a few admittedly good growth companies still trading at what we believe to be seriously inflated prices. Regardless of where the market heads from here, we believe the former will fare considerably better than the latter going forward.
  Let's detail a stock that demonstrates our value-oriented discipline. Countrywide Credit Industries is one of our largest holdings in the financial sector. Countrywide has two businesses -- originating mortgage loans, which it then sells to other lenders like Fannie Mae, and servicing mortgages (billing and collecting mortgage payments and then forwarding them to mortgage holders). This is the only pure play mortgage company in the S&P "500." It has posted 14 consecutive quarters of earnings growth and business keeps getting better. Yet, the stock is down over 40% from its 52-week high. The decline is probably the result of investors' concern that as mortgage rates continue to trend

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
down, refinancings may take a toll on Countrywide's mortgage servicing book. If the mortgages go elsewhere, Countrywide's servicing fees might decline. This didn't happen during the last major refinancing boom in 1993, when Countrywide emerged with a bigger share of the mortgage servicing market. We don't think it will happen this time around either. We are projecting 15% annual earnings growth over the next several years and Countrywide stock is trading at just around 11 times our 1999 earnings estimates. That is our kind of bargain. We reserve the right to change our investment opinion on Countrywide without notice should circumstances warrant. However, right now we are quite comfortable owning a substantial position.
  In closing, we cleaved to our discipline in fiscal 1998 -- buying the highest quality, yet out-of-favor companies. The negative impact of deteriorating Asian economies, the Russian collapse, potential Latin American currency turmoil, and falling stock markets had a strong negative impact on blue chip financial stocks. Had we abandoned our discipline and jumped on the big-cap growth stock bandwagon, we would have posted better returns, but strayed from our value principles. Tomorrow is a new day and we believe our portfolio is positioned to lead us through this period of economic and market uncertainty. If we may be so bold after this difficult year, we encourage our shareholders to consider maintaining or adding to their positions in Guardian.

Sincerely,

/s/ Kevin Risen      /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          International Trust

   PORTFOLIO MANAGER VALERIE CHANG TAKES A VALUE APPROACH TO INTERNATIONAL EQUITIES MARKETS. AFTER ANALYZING THE POLITICAL, SOCIAL, ECONOMIC, AND STOCK MARKET ENVIRONMENTS OF COUNTRIES AROUND THE GLOBE, SHE SELECTS THOSE INTERNATIONAL INVESTMENT ARENAS BELIEVED TO OFFER THE BEST FUNDAMENTAL VALUE. THE STOCK SELECTION PROCESS IS RESEARCH INTENSIVE, FEATURING FREQUENT MEETINGS WITH CORPORATE MANAGEMENT AND THEIR COMPETITORS IN ADDITION TO THE ANALYSIS OF INCOME STATEMENTS AND BALANCE SHEETS. THE GOAL IS TO LOOK BEYOND "THE NUMBERS" TO FIND THOSE INTERNATIONAL COMPANIES WITH THE BEST LONG-TERM INVESTMENT PROSPECTS.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, International Trust declined -13.47% and -5.55%, respectively, versus the MSCI EAFE Index's decrease of -7.68 and return of 0.13% for the same periods (see page B-5 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  International investing has been quite challenging over the past year. The economic and currency crisis that began in Southeast Asia in August 1997 continued to cripple the markets of that region and has spilled over into the emerging markets of Latin America and more recently Eastern Europe and South Africa. The developed markets of Europe remained quite strong during the year and the Portfolio was helped by an increased exposure to this area. We had very favorable performance in the European sector specifically in areas such as the U.K., France, the Netherlands, Spain and Italy.
  As we mentioned to you at this time last year, our exposure to the Pacific Basin region was already quite low as we entered this period of turmoil. Nonetheless, we further pared back investments eliminating all exposure to Malaysia, Indonesia, the Philippines and Thailand. We also further trimmed our already significantly underweight position in Japan from 9% to 4%. In Latin America we took the same course of action. We halved our exposure to that region over the period and eliminated exposure in the markets of Brazil, Chile, Venezuela, and Peru. Our exposure to other emerging markets remains at relatively the same level

----------------------------------------------------------------------
          International Trust (Cont'd)
it was a year ago -- approximately 9% -- although the individual country weightings have changed. We initiated positions in South Africa, Turkey and Greece with the purchases of such names as Computer Configurations, Dimension Data, Specialised Outsourcing, Efes Sinai Yatirim, and Hellenic Telecommunications. In South Africa we found interesting investment opportunities primarily in the computer, information technology, and finance industries that enjoyed solid returns until South Africa began to suffer from its own currency crisis and the market fell prey to the negative global emerging market sentiment that swept markets this past August. Turkey and Greece have also been victims of the emerging market hysteria that has affected stocks indiscriminately across the board, and additionally, some of our holdings in these markets are companies that have distribution channels in the Baltic States region and have been hurt by the Russian situation. In volatile markets such as these we particularly factor in top-down issues as well as security-specific factors when making investment decisions, and we would anticipate a continuing cautious presence in the emerging market segment for the near term.
  As we pared back our exposure to the Pacific Basin and Latin America, we increased our exposure to Europe. We currently have 65% of the portfolio exposed to areas of Europe (including the U.K.), which is up approximately 10% from one year ago. This strategy has paid off. Our top five performing stocks for the period -- France Telecom, Orange PLC, Misys PLC, Aegon, and Telepizza -- are all based in Europe. France Telecom, our strongest performer, provides telecommunications services in France. We continue to emphasize the telecommunications theme and we feel this industry will maintain strong growth prospects. In terms of strong performance, France Telecom is followed by Orange and Misys, both based in the U.K. Orange specializes in the cellular services segment of the telecommunications industry while France Telecom is mainly a fixed-line provider. Misys is a service provider of software and hardware solutions across a variety of business

----------------------------------------------------------------------
          International Trust (Cont'd)
lines including insurance, food and travel services, hotels and an expanding healthcare segment. The remaining two names are Aegon, a Netherlands based insurance group, and Telepizza, a fast food pizza chain located mainly throughout Spain but with restaurants in Portugal, the Canary and Balearic Islands, Poland, and Latin America.
  Looking ahead, we will remain flexible in our regional allocation as market conditions warrant. Our outlook, however, is cautious. We feel that concerns about slowing economic growth will affect both emerging and developed markets. We remain vigilant in our security selection approach and will continue to invest cautiously, to steer our investors through these turbulent times.

Sincerely,

/s/ Valerie Chang

Valerie Chang
PORTFOLIO MANAGER

*The EAFE-Registered  Trademark-  Index is  an  unmanaged index  of  over  1,000 foreign stock prices, translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, interest rates and political conditions. In an attempt to reduce overall volatility, Neuberger&Berman Management diversifies the portfolio holdings over a wide array of countries and individual stocks.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Trust

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, the Manhattan Trust-Registered Trademark- declined -19.65% and -11.23%, respectively, compared to the Russell Midcap Growth Index's -19.35% and -11.48% losses over the same time periods (see page B-6 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  After three consecutive years of strong advances, stocks were due for a rest. The combination of Asian economic distress, Russia's imploding economy, and our own political soap opera gave investors sufficient reason to back away from the equities market.
  Much to our chagrin, mid-cap stocks were hit harder than the large-cap sector as is reflected in the poor relative performance of the Russell Midcap Growth Index versus the DJIA and S&P "500." This appears to defy fundamental logic. In the second calendar quarter 1998 (as we write, the last reported quarter for most companies), S&P "500" earnings growth stalled, whereas our portfolio holdings grew earnings by better than 40% on average. While more than a few of the large-cap market darlings reported or warned of earnings shortfalls, more than 90% of our portfolio companies had earnings that were in line or better than consensus estimates. Earnings for the large multi-nationals so prominent in the S&P "500" may continue to be vulnerable to both weak foreign consumer markets and difficult currency translations.

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)
When we go down our list, we see mid-cap companies primarily serving healthy domestic markets. We do not believe their earnings are likely to be impacted significantly by Asian or Russian economic weakness.
  In uncertain times it is not uncommon for investors to move away from smaller less mature companies, adopting a "show me" attitude on earnings growth potential. When they regain confidence in the economy and markets, they are generally more favorably disposed to smaller companies whose earnings come through as good or better than anticipated. We are quite confident investors will eventually gravitate to mid-cap growth companies that continue to post good earnings and which are now trading at even more attractive valuations relative to large-cap stocks. We have had several portfolio companies taken over this year and several more have initiated substantial share repurchase programs. This would indicate that sophisticated business buyers believe selected mid-cap stocks are terrific business bargains. Perhaps, the investing public will follow their lead.
  Over the last year, we were fortunate to have been underweighted in poor performing groups like basic materials and capital goods. We were significantly overweighted in the financial sector, focusing primarily on non-bank financial service companies with strong domestic franchises. AIG's acquisition of SunAmerica, which was one of our larger holdings in the financial sector before recently decreasing our position, and the strong performance of re-insurer Exel Limited boosted portfolio performance. Although we were modestly underweighted in energy, our portfolio positions declined substantially, as plummeting oil prices diminished earnings expectations. Our consumer cyclical investments were mixed. Excellent gains in Staples and TJX were offset by a big loss in General Nutrition, once our largest holding that has also seen a recent selling off. We were correct in forecasting strong demand for the types of products that General Nutrition sells. We did not anticipate the negative impact strong competition from Internet retailers would have on General Nutrition's earnings. Our technology holdings materially

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)
outperformed our benchmark index's tech sector -- the result of avoiding commodity-oriented technology companies like semiconductor manufacturers -- but still declined significantly for the year.
  At the close of this reporting period, the Portfolio demonstrated the financial and investment characteristics we favor. Based on consensus earnings estimates from First Call, (an independent research firm that compiles and distributes Wall Street earnings estimates), the Portfolio had a 3-5 year projected annual earnings growth rate of 25.8% compared to 20.3% for the Russell Midcap Growth Index. Its price-to-earnings (P/E) ratio (consensus calendar 1999 earnings estimates) was 20.6 compared to the Russell's 18.3. Its P/E divided by 3-5 year annual earnings growth estimates was 0.8 compared to the benchmark index's of 0.9. Of course, these figures are estimates and do not guarantee future return.
  Going forward, we believe the American economy will prove relatively resistant to Asian economic woes and that quality companies serving the domestic market can continue to grow earnings at a respectable pace. As always, we will devote our time and energy to identifying individual stocks we believe can sustain above average earnings and meet or exceed consensus earnings expectations.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-TM- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM- Index measures the performance of the 800 smallest companies in the

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)
 Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Trust

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT
   WHOSE LONGER TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Partners Fund declined -18.15% and -10.15%, respectively, versus the Standard & Poor's 500 Index's -8.12% decrease and 8.08% return over the same time periods (see page B-8 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  We are  bottom-up  stock pickers  focusing  on quality  companies  trading  at
discount   valuations.  Consequently,  we  rarely   talk  about  the  impact  of
macro-economic events on our portfolio. However, this year, the speed and magnitude of the Asian economic collapse had a dramatic influence on portfolio performance and, therefore, some comments are in order.
  Quite simply, the Asian economic problems had a major ripple effect on economically sensitive companies in the capital goods, energy, and technology industries -- our worst performing sectors in fiscal 1998. We increased our exposure in these sectors in late 1997 after the initial currency crisis in Asia had already taken a rather heavy toll on these stocks. We were focusing on industry leaders like duPont, 3M and Texas Instruments as well as stocks that we have since sold such as Deere and Schlumberger -- the highest quality companies in these out-of-favor industries. We factored in the negative implications of weaker Asian currencies on the earnings prospects for these companies and concluded that the bad news was already fully reflected in depressed

----------------------------------------------------------------------
          Partners Trust (Cont'd)
stock prices and historically low valuations. Unfortunately, the damage of the Asian economic crisis has been widespread. We did not anticipate that with Japan sinking into recession, things would get so bad in Asia that companies would be dumping product in the global market at any price simply to bring in dollars to service dollar-denominated debt. The end result was that quality companies we believed to be fundamentally cheap got a lot cheaper.
  Are these stocks at rock bottom? We can't be sure. However, barring a global economic catastrophe, we think the worst is nearly over. Assuming Asian economies and currencies gradually recover, we should see some light at the end of the tunnel. Based on current valuations relative to historical measures, the upside potential for quality cyclical stocks is tremendous and we believe they could be market leaders over the next three years.
  We also note that during the first eight months of 1998, high price-to-earnings (P/E) ratio stocks materially outperformed low P/E stocks. To wit, stocks trading at 30 times trailing earnings or more were up 28% on average, while stocks selling at 15 times trailing earnings or less were down 13% on average. This is somewhat of a historical aberration considering that over the last four decades, the lower P/E group outperformed the higher P/E group by an average 3.6% per year. So, momentum investing has won the last round, but value is still well ahead on the judges' long-term scorecards.
  There were some bright spots in the Portfolio in fiscal 1998. Selected "fallen angels" in the consumer sector performed quite well as they regained their earnings footing. Our communications services investments posted strong returns as they demonstrated competitive positions in the newly deregulated telecommunications industry. Our electric utility holdings also performed well. Our focus on states in which the deregulation process was clearly mapped out and generally favorable to utilities companies proved beneficial.

----------------------------------------------------------------------
          Partners Trust (Cont'd)

  We continue to like selected utilities stocks. Unicom, the holding company of Commonwealth Edison in Illinois, illustrates our perspective on this group. Unicom has the largest collection of nuclear generating assets in the U.S. It has not been operated particularly efficiently, but we believe new management can do a much better job and that Unicom can become a low-cost power generator. In our opinion, this makes it attractive relative to other electric utilities that are being forced to sell high-cost generating facilities and limit their business to electricity distribution in what are likely to become very competitive markets. Illinois deregulation statutes are straightforward and in our opinion, reasonably generous to utilities. The new laws call for a gradual rate reduction that is partially offset by a fee to help utilities recover stranded costs. This will give Unicom time to get its cost structure in order and eventually begin generating excess returns that can now be distributed to shareholders in the form of higher earnings and/or stock buybacks rather than returned to customers via rate reductions. Like all the individual stocks we discuss in these reports, we reserve the right to change our investment opinion on Unicom if it fails to live up to our expectations. This caveat duly recorded, we think Unicom has a bright future.
  In closing, fiscal 1998 has been a very tough year for value investors. Traditional repositories of value like commodity-oriented cyclicals have been among the market's worst performing groups. Higher multiple groups like the drug and leading branded consumer goods stocks -- out of reach for true value disciples -- have performed relatively well, even during August's sharp correction. We doubt the large-cap market darlings that have such a disproportionate impact on the capitalization-

----------------------------------------------------------------------
          Partners Trust (Cont'd)
weighted S&P "500" can continue to sustain their performance lead over high quality companies now trading at severely depressed valuations.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen

Robert Gendelman and Michael Kassen
PORTFOLIO CO-MANAGERS

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Trust

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES (PARTICULARLY FOR WOMEN AND MINORITIES); ARE GOOD CORPORATE CITIZENS; AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER& BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST BE FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Socially Responsive Trust declined -17.26% and -6.05%, respectively, compared to the Standard & Poor's 500 Index's -8.12% decrease and 8.08% return over the same time periods (see page B-9 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  In fiscal 1998, the exceptional performance of the relative handful of large-cap growth stocks that dominate the capitalization-weighted S&P "500" masked the underlying deterioration of the stock market. To wit, at the end of this reporting period, the majority of New York Stock Exchange listed securities were well below their 52-week highs. A broad market decline during a period of global economic turmoil is understandable. Uncharacteristically, the fundamentally attractive stocks value investors favor were punished far more severely than the high flyers. Our best guess is that if another shoe is to drop, it will land squarely on those stocks whose valuations still defy fundamental gravity. Looking ahead, we expect the U.S. stock market to remain volatile until there is some evidence of global economic stability and our own political crisis is resolved.
  As a result of Asian economic weakness, global commodity deflation (lower prices for oil, paper, chemicals, steel, etc.), and a worldwide

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)
slowdown  in  capital  spending (slower  computer,  construction  and industrial equipment sales), our basic materials, capital goods, energy, and technology investments performed poorly in fiscal 1998. Going forward, we think these already beaten-down cyclical stocks will hold up well relative to other market sectors and at current valuations, represent exceptional long-term opportunity.
  Although they finished the fiscal year with only a modest decline, our investments in the financial services sector were hit particularly hard in August as investors dumped money center banks and brokerage/asset management stocks. We believe investor response to the potentially negative impact of global financial distress and declining stock markets worldwide on financial companies is to some degree justified, but already overdone. For example, CITICORP stock was nearly halved in August on fears that loan exposure in Russia and Latin America would decimate earnings. We don't see the earnings dropping precipitously, and believe CITICORP is a terrific bargain at current prices. Neuberger&Berman has excellent coverage in the financial services industry and we believe our long-term commitment to this traditional value sector will be rewarded.
  Although good news has been a rare commodity over the last year, our communications services and healthcare investments performed quite admirably. We were modestly underweighted in communications services, but our stock picks excelled, gaining more than 50% for the year. Our health care selections led by Johnson & Johnson, SmithKline Beecham and Warner Lambert, advanced more than 25%.
  We have chosen to highlight Warner Lambert as a company that continues to present excellent long-term investment value and qualifies as a socially responsive corporate citizen. Warner Lambert's new anti-cholesterol drug,
Lipitor, is gaining market share from competitors and fast approaching blockbuster status. The company is growing earnings faster than any other U.S. or U.K. based major pharmaceutical company -- a trend we believe will continue for the next several years. Like the leading branded consumer goods stocks, the drug stocks have well

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)
above market average price-to-earnings (P/E) ratios and can not be categorized as absolute fundamental bargains. However, drug company earnings have so far been largely immune to general economic weakness here and abroad and, therefore, higher P/E ratios appear justified.
  Warner Lambert has a good environmental record and now participates in three voluntary programs with the Environmental Protection Agency. The company has a great diversity record, with two African Americans and one woman on the Board of Directors. WLA also has one of the best work-family programs in the country and is a large charitable giver. This is a company that knows how to make money and take good care of the environment, its employees and some very worthy causes.
  In closing, in fiscal 1998, value investing played the tortoise to the large-cap growth stock hare. Both have lost ground in recent months. However, we believe our tortoise is ready to win the next leg of the race and ultimately triumph in the market marathon.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

                 (This page has been left blank intentionally.)

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Focus Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Focus   S&P "500"(2)
1 Year                               -17.45%         +8.08%
5 Year                               +12.25%        +18.26%
10 Year                              +14.38%        +17.04%
                                 Focus Trust      S&P "500"
1988                                 $10,000        $10,000
1989                                 $13,435        $13,922
1990                                 $12,935        $13,208
1991                                 $14,999        $16,773
1992                                 $16,769        $18,104
1993                                 $21,499        $20,855
1994                                 $24,418        $22,004
1995                                 $31,117        $26,718
1996                                 $32,244        $31,713
1997                                 $46,410        $44,628
1998                                 $38,312        $48,235

   The performance information for Neuberger&Berman Focus Trust-SM- is as of August 31, 1998. Neuberger&Berman Focus Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Focus Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc.-Registered Trademark- The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.
   The Trust's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Trust. Prior to November 1, 1991, the investment policies of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Trust's current investment policies.

While the Trust's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Genesis Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Genesis  Russell 2000-R-(2)
1 Year                                 -18.88%             -19.40%
5 Year                                 +12.37%              +8.06%
Life of Fund                           +12.56%             +10.59%
                                 Genesis Trust        Russell 2000
9/27/88                                $10,000             $10,000
1989                                   $13,045             $12,317
1990                                   $10,236              $9,877
1991                                   $13,856             $12,963
1992                                   $14,562             $13,910
1993                                   $18,072             $18,435
1994                                   $19,061             $19,516
1995                                   $22,780             $23,581
1996                                   $27,664             $26,134
1997                                   $39,923             $33,701
1998                                   $32,383             $27,164

   The performance information for Neuberger&Berman Genesis Trust-Registered Trademark- is as of August 31, 1998. Neuberger&Berman Genesis Trust started operating on August 26, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Genesis Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before August 26, 1993, is for the Sister Fund which commenced operations on September 27, 1988. Management voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Management previously agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio-SM- and indirectly by Neuberger&Berman Genesis Trust. Absent such arrangements, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Guardian Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Guardian   S&P "500"(2)
1 Year                                  -20.88%         +8.08%
5 Year                                   +9.76%        +18.26%
10 Year                                 +13.04%        +17.04%
                                 Guardian Trust      S&P "500"
1988                                    $10,000        $10,000
1989                                    $13,390        $13,922
1990                                    $11,717        $13,208
1991                                    $15,289        $16,773
1992                                    $17,412        $18,104
1993                                    $21,389        $20,855
1994                                    $23,651        $22,004
1995                                    $29,330        $26,718
1996                                    $30,853        $31,713
1997                                    $43,059        $44,628
1998                                    $34,071        $48,235

   The performance information for Neuberger&Berman Guardian Trust-SM- is as of August 31, 1998. Neuberger&Berman Guardian Trust started operating on August 3, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Guardian Fund-SM- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 3, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          International Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                International        EAFE-R-(2)
1 Year                                 -6.05%            +8.08%
Life of Fund                          +13.61%           +19.98%
                                International
                                        Trust     EAFE-R- Index
6/15/94                               $10,000           $10,000
8/31/94                               $10,460           $10,366
1995                                  $10,732           $10,449
1996                                  $11,991           $11,305
1997                                  $14,954           $12,363
1998                                  $14,124           $12,379

   The performance information for Neuberger&Berman International Trust-SM-is as of August 31, 1998. Neuberger&Berman International Trust started operating on June 29, 1998. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman International Fund-Registered Trademark-("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before June 29, 1998, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum, but not to exceed 1.70%. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The EAFE-Registered Trademark- Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. The risks involved in seeking capital appreciation from investments principally in companies based outside the United States are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Manhattan Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                                                     Russell Midcap-TM-
                                       Manhattan   S&P "500"(2)         Growth Index(2)
1 Year                                   -11.23%         +9.08%                 -11.48%
5 Year                                    +9.32%        +18.26%                 +11.30%
10 Year                                  +12.63%        +17.04%                 +14.25%
                                 Manhattan Trust      S&P "500"   Russell Midcap Growth
1988                                     $10,000        $10,000                 $10,000
1989                                     $14,241        $13,922                 $13,678
1990                                     $12,467        $13,208                 $12,323
1991                                     $15,729        $16,773                 $17,125
1992                                     $16,474        $18,104                 $18,283
1993                                     $21,035        $20,855                 $22,197
1994                                     $21,813        $22,004                 $23,394
1995                                     $27,464        $26,718                 $29,184
1996                                     $26,645        $31,713                 $32,633
1997                                     $36,994        $44,628                 $42,825
1998                                     $32,840        $48,235                 $37,909

   The performance information for Neuberger&Berman Manhattan Trust-Registered Trademark- is as of August 31, 1998. Neuberger&Berman Manhattan Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Manhattan Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger& Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Before July 1997, Neuberger&Berman Manhattan Portfolio-SM- (the "Portfolio") was managed using a "growth at a reasonable price" investment approach. Under this blended value and growth approach, the Portfolio Manager purchased securities of small-, medium-, and large-capitalization companies that he believed offered greater potential for long-term capital appreciation, in most cases at prices reflecting relatively higher multiples to measures of economic value (such as earnings or cash flow) compared to securities purchased by other Neuberger&Berman Portfolios.

In July 1997, growth-style Managers Jennifer Silver and Brooke Cobb joined Neuberger&Berman Management Inc. and assumed responsibility for the Portfolio. Ms. Silver now heads Neuberger&Berman, LLCs Growth Equity Group in Boston. Since July 1997, the Portfolio has been managed using a growth-oriented investment approach. True to this approach, the Managers seek securities of companies that are growing earnings faster than the average American business, and ideally, faster than competitors in their respective industries. In return for this perceived higher earnings growth potential, the Managers are willing to pay a higher absolute multiple for these securities. They do so because they believe these stocks offer greater potential for long-term capital appreciation. Moreover, while the Portfolio can still invest in securities of small-, medium-, and large-cap companies, the Portfolio Managers currently intend to focus on the securities of medium-cap companies.

The S&P "500" Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Therefore, prior to July 1997, the Portfolio was appropriately compared to the S&P "500" Index as a benchmark. However, with its focus on medium-cap growth stocks, the current Portfolio is more appropriately compared to the Russell Midcap Growth Index as a benchmark. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Partners Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                      Partners   S&P "500"(2)
1 Year                                 -10.15%         +8.08%
5 Year                                 +14.05%        +18.26%
10 Year                                +14.54%        +17.04%
                                Partners Trust      S&P "500"
1988                                   $10,000        $10,000
1989                                   $13,168        $13,922
1990                                   $12,271        $13,208
1991                                   $14,483        $16,773
1992                                   $15,714        $18,104
1993                                   $20,138        $20,855
1994                                   $21,267        $22,004
1995                                   $25,844        $26,718
1996                                   $29,400        $31,713
1997                                   $43,250        $44,628
1998                                   $38,860        $48,235

   The performance information for Neuberger&Berman Partners Trust-Registered Trademark- is as of August 31, 1998. Neuberger&Berman Partners Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Partners Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Socially Responsive Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                Socially Responsive   S&P "500"(2)
1 Year                                       -6.05%         +8.08%
Life of Fund                                +13.61%        +19.98%
                                Socially Responsive
                                              Trust      S&P "500"
3/16/94                                     $10,000        $10,000
8/31/94                                     $10,070        $10,279
1995                                        $11,865        $12,481
1996                                        $14,261        $14,814
1997                                        $18,813        $20,848
1998                                        $17,675        $22,533

   The performance information for Neuberger&Berman Socially Responsive Trust-SM- is as of August 31, 1998. Neuberger&Berman Socially Responsive Trust started operating on March 3, 1997. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Socially Responsive Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger& Berman Management Inc. The performance information shown in the above chart for the period before March 3, 1997, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------


                                                             EQUITY TRUST
                                                    -------------------------------
                                                        FOCUS           GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                TRUST            TRUST
                                                    -------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      193,610   $     705,920
      Deferred organization costs (Note A)                      --              --
      Receivable for Trust shares sold                         210           1,454
      Receivable from administrator -- net (Note
        B)                                                      --              --
                                                    -------------------------------
                                                           193,820         707,374
                                                    -------------------------------
LIABILITIES
      Payable for Trust shares redeemed                        527           2,520
      Payable to administrator -- net (Note B)                 101             271
      Accrued organization costs (Note A)                       --              --
      Accrued expenses                                          28              78
                                                    -------------------------------
                                                               656           2,869
                                                    -------------------------------
NET ASSETS at value                                 $      193,164   $     704,505
                                                    -------------------------------

NET ASSETS consist of:
      Par value                                     $           11   $          41
      Paid-in capital in excess of par value               204,582         825,317
      Accumulated undistributed net investment
        income                                                 223           5,007
      Accumulated net realized gains (losses) on
        investment                                          (5,189)          8,040
      Net unrealized depreciation in value of
        investment                                          (6,463)       (133,900)
                                                    -------------------------------
NET ASSETS at value                                 $      193,164   $     704,505
                                                    -------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         11,270          40,763
                                                    -------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $17.14          $17.28
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1998
----------------------------------------------------------------------

                                                                              EQUITY TRUST
                                                    -----------------------------------------------------------------
                                                       GUARDIAN      INTERNATIONAL      MANHATTAN         PARTNERS
                                                        TRUST            TRUST            TRUST            TRUST
                                                    -----------------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $   1,541,952    $       1,762    $      46,197    $     731,984
      Deferred organization costs (Note A)                     --               98               --               --
      Receivable for Trust shares sold                        950               --               61            1,309
      Receivable from administrator -- net (Note
        B)                                                     --               15               --               --
                                                    -----------------------------------------------------------------
                                                        1,542,902            1,875           46,258          733,293
                                                    -----------------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                    12,679               --              120            3,266
      Payable to administrator -- net (Note B)                645               --               11              307
      Accrued organization costs (Note A)                      --              102               --               --
      Accrued expenses                                         82               12               24               54
                                                    -----------------------------------------------------------------
                                                           13,406              114              155            3,627
                                                    -----------------------------------------------------------------
NET ASSETS at value                                 $   1,529,496    $       1,761    $      46,103    $     729,666
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $         107    $          --    $           4    $          48
      Paid-in capital in excess of par value            1,405,740            2,182           44,408          785,287
      Accumulated undistributed net investment
        income                                              1,493               --               --               --
      Accumulated net realized gains (losses) on
        investment                                        140,029              (77)           2,871           21,022
      Net unrealized depreciation in value of
        investment                                        (17,873)            (344)          (1,180)         (76,691)
                                                    -----------------------------------------------------------------
NET ASSETS at value                                 $   1,529,496    $       1,761    $      46,103    $     729,666
                                                    -----------------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       107,388              127            3,972           47,878
                                                    -----------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $14.24           $13.87           $11.61           $15.24
                                                    -----------------------------------------------------------------

                                                    EQUITY ASSETS
                                                    --------------
                                                       SOCIALLY
                                                      RESPONSIVE
                                                        TRUST

ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      13,337
      Deferred organization costs (Note A)                     80
      Receivable for Trust shares sold                         19
      Receivable from administrator -- net (Note
        B)                                                      1

                                                           13,437

LIABILITIES
      Payable for Trust shares redeemed                         4
      Payable to administrator -- net (Note B)                 --
      Accrued organization costs (Note A)                      --
      Accrued expenses                                         17

                                                               21

NET ASSETS at value                                 $      13,416

NET ASSETS consist of:
      Par value                                     $           1
      Paid-in capital in excess of par value               14,631
      Accumulated undistributed net investment
        income                                                 32
      Accumulated net realized gains (losses) on
        investment                                            137
      Net unrealized depreciation in value of
        investment                                         (1,385)

NET ASSETS at value                                 $      13,416

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         1,261

NET ASSET VALUE, offering and redemption price per
  share                                                    $10.64


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------


                                                           EQUITY TRUST
                                                    ---------------------------
                                                       FOCUS         GENESIS
                                                       TRUST          TRUST
                                                      For the        For the
                                                        Year           Year
                                                       Ended          Ended
                                                     August 31,     August 31,
(000'S OMITTED)                                         1998           1998
                                                    ---------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $     2,447    $    13,630
                                                    ---------------------------
    Expenses:
      Administration fee (Note B)                           884          2,956
      Amortization of deferred organization and
        initial offering expenses (Note A)                   10             10
      Auditing fees                                           5              5
      Custodian fees                                         10             10
      Legal fees                                              4              1
      Registration and filing fees                           43            159
      Shareholder reports                                    33            167
      Shareholder servicing agent fees                       20             23
      Trustees' fees and expenses                             2              8
      Miscellaneous                                           2              2
      Expenses from corresponding Portfolio (Notes
        A & B)                                            1,127          5,283
                                                    ---------------------------
        Total expenses                                    2,140          8,624
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                (67)            (1)
                                                    ---------------------------
        Total net expenses                                2,073          8,623
                                                    ---------------------------
        Net investment income (loss)                        374          5,007
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                         (4,888)         7,821
    Net realized gain (loss) on option contracts           (502)            --
    Net realized loss on financial futures
      contracts                                              --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts                                         (41,253)      (208,363)
                                                    ---------------------------
        Net loss on investments from corresponding
          Portfolio (Note A)                            (46,643)      (200,542)
                                                    ---------------------------
        Net decrease in net assets resulting from
          operations                                $   (46,269)   $  (195,535)
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                             EQUITY TRUST
                                                    ---------------------------------------------------------------
                                                                                                                      EQUITY ASSETS
                                                                   INTERNATIONAL                                      -------------
                                                                      TRUST
                                                                     For the                                            SOCIALLY
                                                      GUARDIAN     Period from        MANHATTAN         PARTNERS       RESPONSIVE
                                                       TRUST         June 29,           TRUST             TRUST           TRUST
                                                                       1998
                                                                   (Commencement
                                                      For the           of             For the           For the         For the
                                                        Year       Operations)          Year              Year            Year
                                                       Ended            to              Ended             Ended           Ended
                                                     August 31,     August 31,       August 31,        August 31,      August 31,
                                                        1998           1998             1998              1998            1998
                                                    -------------------------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    31,379    $         4      $         293     $     11,668    $        181
                                                    -------------------------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                         9,125              1                226            2,926              47
      Amortization of deferred organization and
        initial offering expenses (Note A)                    9              4                 10               10              22
      Auditing fees                                           7              5                  9                5               6
      Custodian fees                                         10              2                 10               10              10
      Legal fees                                              6              1                  5                4              19
      Registration and filing fees                          177             --                 25              120              34
      Shareholder reports                                   136              4                 20               71              15
      Shareholder servicing agent fees                       32             --                 19               24              17
      Trustees' fees and expenses                            19             --                  1                7               1
      Miscellaneous                                           9             --                  1                2               1
      Expenses from corresponding Portfolio (Notes
        A & B)                                           10,384              5                323            3,446              71
                                                    -------------------------------------------------------------------------------
        Total expenses                                   19,914             22                649            6,625             243
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                 (1)           (16)               (59)             (46)           (101)
                                                    -------------------------------------------------------------------------------
        Total net expenses                               19,913              6                590            6,579             142
                                                    -------------------------------------------------------------------------------
        Net investment income (loss)                     11,466             (2)              (297)           5,089              39
                                                    -------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                        155,557            (30)             2,923           29,585             113
    Net realized gain (loss) on option contracts          1,552             --                 --               --              --
    Net realized loss on financial futures
      contracts                                              --            (47)                --               --              --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts                                        (546,539)          (344)            (8,490)        (140,295)         (1,847)
                                                    -------------------------------------------------------------------------------
        Net loss on investments from corresponding
          Portfolio (Note A)                           (389,430)          (421)            (5,567)        (110,710)         (1,734)
                                                    -------------------------------------------------------------------------------
        Net decrease in net assets resulting from
          operations                                $  (377,964)   $      (423)     $      (5,864)    $   (105,621)   $     (1,695)
                                                    -------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------

                                                                  EQUITY TRUST

                                                   FOCUS TRUST                    GENESIS TRUST
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1998            1997            1998            1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $         374   $         112   $       5,007   $        (250)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         (5,390)          3,645           7,821           4,157
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        (41,253)         32,689        (208,363)         62,917
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          (46,269)         36,446        (195,535)         66,824
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           (80)           (289)             --              --
    Net realized gain on investments             (3,917)             --          (4,127)           (846)
                                          -------------------------------------------------------------
    Total distributions to shareholders          (3,997)           (289)         (4,127)           (846)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund (Note
      A)                                             --              --              --              --
    Proceeds from shares sold to the
      public                                    167,271         111,352         930,187         283,599
    Proceeds from reinvestment of
      dividends and distributions                 3,473             289           3,118             846
    Payments for shares redeemed                (88,211)        (42,514)       (411,875)        (32,922)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                         82,533          69,127         521,430         251,523
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS            32,267         105,284         321,768         317,501
NET ASSETS:
    Beginning of year                           160,897          55,613         382,737          65,236
                                          -------------------------------------------------------------
    End of year                           $     193,164   $     160,897   $     704,505   $     382,737
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $         223   $          26   $       5,007   $          --
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                              --              --              --              --
    Sold to the public                            7,536           6,127          41,459          15,306
    Issued on reinvestment of dividends
      and distributions                             174              17             144              51
    Redeemed                                     (4,005)         (2,329)        (18,685)         (1,865)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                 3,705           3,815          22,918          13,492
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                          EQUITY TRUST

                                                                          INTERNATIONAL
                                                                              TRUST
                                                                           Period from
                                                                          June 29, 1998
                                                 GUARDIAN TRUST           (Commencement          MANHATTAN TRUST
                                                                               of
                                                      Year                 Operations)                Year
                                                      Ended                    to                     Ended
                                                   August 31,              August 31,              August 31,
                                              1998            1997            1998            1998            1997
                                          -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      11,466   $       8,320   $         (2)   $        (297)  $        (132)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        157,109         142,935            (77)           2,923           9,993
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       (546,539)        430,378           (344)          (8,490)          4,760
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         (377,964)        581,633           (423)          (5,864)         14,621
                                          -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (12,284)         (9,986)            --               --              --
    Net realized gain on investments           (161,079)        (22,820)            --           (9,083)         (2,874)
                                          -----------------------------------------------------------------------------
    Total distributions to shareholders        (173,363)        (32,806)            --           (9,083)         (2,874)
                                          -----------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund (Note
      A)                                             --              --             --               --              --
    Proceeds from shares sold to the
      public                                    740,850         743,301          2,252           29,973          18,421
    Proceeds from reinvestment of
      dividends and distributions               172,922          32,801             --            9,082           2,874
    Payments for shares redeemed             (1,102,701)       (395,265)           (68)         (29,068)        (30,177)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       (188,929)        380,837          2,184            9,987          (8,882)
                                          -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (740,256)        929,664          1,761           (4,960)          2,865
NET ASSETS:
    Beginning of year                         2,269,752       1,340,088             --           51,063          48,198
                                          -----------------------------------------------------------------------------
    End of year                           $   1,529,496   $   2,269,752   $      1,761    $      46,103   $      51,063
                                          -----------------------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $       1,493   $       2,314   $         --    $          --   $          --
                                          -----------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                              --              --             --               --              --
    Sold to the public                           38,806          43,802            132            2,011           1,312
    Issued on reinvestment of dividends
      and distributions                          10,159           2,055             --              695             226
    Redeemed                                    (58,140)        (23,424)            (5)          (1,971)         (2,257)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                (9,175)         22,433            127              735            (719)
                                          -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------

                                                  EQUITY TRUST                    EQUITY ASSETS
                                                                            SOCIALLY RESPONSIVE TRUST
                                                                                           Period from
                                                                                          March 3, 1997
                                                 PARTNERS TRUST                           (Commencement
                                                                                               of
                                                      Year                    Year         Operations)
                                                      Ended                   Ended            to
                                                   August 31,              August 31,      August 31,
(000'S OMITTED)                               1998            1997            1998            1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $       5,089   $       1,722   $         39    $          1
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         29,585          41,373            113              69
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       (140,295)         55,878         (1,847)            462
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         (105,621)         98,973         (1,695)            532
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (2,430)           (961)            (8)             --
    Net realized gain on investments            (53,755)         (7,693)           (82)             --
                                          -------------------------------------------------------------
    Total distributions to shareholders         (56,185)         (8,654)           (90)             --
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund (Note
      A)                                             --              --             --             100
    Proceeds from shares sold to the
      public                                    597,753         344,075          9,617           7,261
    Proceeds from reinvestment of
      dividends and distributions                54,739           8,113             90              --
    Payments for shares redeemed               (231,594)       (100,384)        (2,238)           (161)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                        420,898         251,804          7,469           7,200
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           259,092         342,123          5,684           7,732
NET ASSETS:
    Beginning of year                           470,574         128,451          7,732              --
                                          -------------------------------------------------------------
    End of year                           $     729,666   $     470,574   $     13,416    $      7,732
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $          --   $       1,364   $         32    $          1
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                              --              --             --              10
    Sold to the public                           32,171          20,951            753             680
    Issued on reinvestment of dividends
      and distributions                           3,207             538              8              --
    Redeemed                                    (12,535)         (6,046)          (176)            (14)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                22,843          15,443            585             676
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Trust and Equity Assets

NOTE A  -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Trust ("Focus"), Neuberger&Berman Genesis Trust ("Genesis"), Neuberger&Berman Guardian Trust ("Guardian"), Neuberger&Berman International Trust ("International"), Neuberger&Berman Manhattan Trust ("Manhattan"), and Neuberger&Berman Partners Trust ("Partners") are separate operating series of Neuberger&Berman Equity Trust ("Equity Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. Neuberger&Berman Socially Responsive Trust ("Socially Responsive") is a separate operating series of Neuberger&Berman Equity Assets ("Equity Assets"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. These seven aforementioned series are collectively referred to as the "Funds." Equity Trust and Equity Assets (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and their shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). International and Socially Responsive had no operations until June 29, 1998 and March 3, 1997, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act and registration of their shares under the 1933 Act. On October 26, 1994, Socially Responsive sold and issued 10,000 shares to Neuberger&Berman Management Incorporated ("N&B Management"). The trustees of the Trusts may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (14.69%, 38.95%, 26.64%, 1.38%, 8.83%, 20.44%, and 4.72%, for Focus, Genesis,
   Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, at August 31, 1998). 65.99% of Neuberger&Berman Socially Responsive Portfolio is held by another regulated investment company, which has only a single shareholder and is sponsored by N&B Management. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive to continue to and the intention of International to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($122,792 and $71,985 expiring in 2006 for Focus and International, respectively, determined as of August 31, 1998), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended August 31, 1998, Guardian, Manhattan, Partners, and Socially Responsive hereby designate an additional $397,732, $1,573, $2,532,694, and $1,031, respectively, as capital gain distributions for purposes of the dividend paid deduction.
5) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At August 31, 1998, the unamortized balance of such expenses amounted to $97,818 and $79,532, for International and Socially Responsive, respectively. The accrued organization costs for International are payable to N&B Management, the administrator to the Fund. Organization expenses incurred by Focus, Genesis, Guardian, Manhattan, and Partners were fully amortized as of August 31, 1998.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trusts with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains N&B Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays N&B Management an administration fee at the annual rate of 0.40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   N&B Management has voluntarily undertaken to reimburse each Fund for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to N&B Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which, in the aggregate, exceed by more than 0.10% (for International, not to exceed 1.70%) the expense ratio per annum of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the appropriate Fund. For the year ended August 31, 1998, such excess expenses amounted to $67,257, $15,821, $59,281, $45,387, and $100,537, for Focus,
International, Manhattan, Partners, and Socially Responsive, respectively. For the year ended August 31, 1998, there was no reimbursement of expenses by N&B Management to Genesis and Guardian.
   Since inception of International, N&B Management has voluntarily undertaken to pay certain expenses of the Fund as an advance. These expenses will be repaid by International to N&B Management in the future.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of N&B Management.

   Each Fund also has a distribution agreement with N&B Management. N&B Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $97 and $49, $819 and $264, $194 and $312, $2 and $1, $150 and $55, $80 and $49, $10
and $2, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1998, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
--------------------------------------------------------------------------------
FOCUS                                            $ 127,722,973     $  51,377,520

GENESIS                                            621,475,278       101,277,558

GUARDIAN                                           347,659,822       710,612,686

INTERNATIONAL                                        2,246,436            61,960

MANHATTAN                                           21,128,855        20,344,614

PARTNERS                                           427,180,903        62,870,484

SOCIALLY RESPONSIVE                                  9,600,879         2,346,652

   At August 31, 1998, Neuberger&Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $119,274,000. Gross unrealized appreciation of investments was $32,829,000 and gross unrealized depreciation of investments was $10,730,000, resulting in net unrealized appreciation of $22,099,000, based on cost for U.S. Federal income tax purposes.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Trust(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Year Ended August 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
Net Asset Value, Beginning of Year          $ 21.27     $ 14.83     $ 14.41     $ 11.36     $ 10.03
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income                       .03         .01         .06         .05         .05
    Net Gains or Losses on Securities
     (both realized and unrealized)           (3.66)       6.49         .46        3.05        1.31
                                            -------------------------------------------------------
      Total From Investment Operations        (3.63)       6.50         .52        3.10        1.36
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.01)       (.06)       (.02)       (.05)       (.02)
    Distributions (from net capital
     gains)                                    (.49)         --        (.08)         --        (.01)
                                            -------------------------------------------------------
      Total Distributions                      (.50)       (.06)       (.10)       (.05)       (.03)
                                            -------------------------------------------------------
Net Asset Value, End of Year                $ 17.14     $ 21.27     $ 14.83     $ 14.41     $ 11.36
                                            -------------------------------------------------------
Total Return(2)                              -17.45%     +43.93%      +3.62%     +27.44%     +13.58%
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $ 193.2     $ 160.9     $  55.6     $  14.5     $   1.6
                                            -------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                              .94%        .96%        .99%         --          --
                                            -------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                  .94%        .96%        .99%        .96%        .85%
                                            -------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         .17%        .11%        .63%        .67%        .92%
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Year Ended August 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
Net Asset Value, Beginning of Year          $ 21.45     $ 14.99     $ 12.65     $ 10.59     $ 10.05
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                .12        (.01)       (.02)       (.01)       (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)           (4.14)       6.61        2.68        2.08         .56
                                            -------------------------------------------------------
      Total From Investment Operations        (4.02)       6.60        2.66        2.07         .55
                                            -------------------------------------------------------
Less Distributions
    Distributions (from net capital
     gains)                                    (.15)       (.14)       (.32)       (.01)       (.01)
                                            -------------------------------------------------------
Net Asset Value, End of Year                $ 17.28     $ 21.45     $ 14.99     $ 12.65     $ 10.59
                                            -------------------------------------------------------
Total Return(2)                              -18.88%     +44.31%     +21.44%     +19.51%      +5.47%
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $ 704.5     $ 382.7     $  65.2     $  30.6     $   3.1
                                            -------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                             1.17%       1.26%       1.38%         --          --
                                            -------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                 1.17%       1.25%       1.38%       1.42%       1.36%
                                            -------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets               .68%       (.16%)      (.27%)      (.24%)      (.21%)
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                Year Ended August 31,
                                              1998          1997          1996         1995        1994
                                            -------------------------------------------------------------
Net Asset Value, Beginning of Year          $   19.47     $   14.24     $   13.83     $ 11.27     $ 10.27
                                            -------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                         .09           .08           .16         .13         .09
    Net Gains or Losses on Securities
     (both realized and unrealized)             (3.93)         5.48           .55        2.55         .99
                                            -------------------------------------------------------------
      Total From Investment Operations          (3.84)         5.56           .71        2.68        1.08
                                            -------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.10)         (.10)         (.14)       (.12)       (.07)
    Distributions (from net capital
     gains)                                     (1.29)         (.23)         (.16)         --        (.01)
                                            -------------------------------------------------------------
      Total Distributions                       (1.39)         (.33)         (.30)       (.12)       (.08)
                                            -------------------------------------------------------------
Net Asset Value, End of Year                $   14.24     $   19.47     $   14.24     $ 13.83     $ 11.27
                                            -------------------------------------------------------------
Total Return(2)                                -20.88%       +39.56%        +5.19%     +24.01%     +10.57%
                                            -------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $ 1,529.5     $ 2,269.8     $ 1,340.1     $ 683.1     $  75.8
                                            -------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                                .87%          .88%          .92%         --          --
                                            -------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                       .87%          .88%          .92%(4)     .90%(4)     .80%(4)
                                            -------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                           .50%          .47%         1.26%       1.35%       1.50%
                                            -------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Trust
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                            Period
                                             from
                                             June
                                              29,
                                            1998(5)
                                              to
                                            August
                                              31,
                                             1998
                                            -------
Net Asset Value, Beginning of Period        $17.13
                                            -------
Income From Investment Operations
    Net Investment Loss                       (.02)
    Net Gains or Losses on Securities
     (both realized and unrealized)          (3.24)
                                            -------
      Total From Investment Operations       (3.26)
                                            -------
Net Asset Value, End of Period              $13.87
                                            -------
Total Return(2)(6)                          -19.03%
                                            -------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $  1.8
                                            -------
    Ratio of Gross Expenses to Average
     Net Assets(3)(7)                         1.70%
                                            -------
    Ratio of Net Expenses to Average Net
     Assets(4)(7)                             1.70%
                                            -------
    Ratio of Net Investment Loss to
     Average Net Assets(7)                    (.54%)
                                            -------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Year Ended August 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
Net Asset Value, Beginning of Year          $ 15.77     $ 12.18     $ 12.99     $ 10.37     $ 10.01
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)               (.07)       (.04)       (.04)         --         .01
    Net Gains or Losses on Securities
     (both realized and unrealized)           (1.40)       4.55        (.34)       2.67         .36
                                            -------------------------------------------------------
      Total From Investment Operations        (1.47)       4.51        (.38)       2.67         .37
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     --          --          --        (.01)       (.01)
    Distributions (from net capital
     gains)                                   (2.69)       (.92)       (.43)       (.04)         --
                                            -------------------------------------------------------
      Total Distributions                     (2.69)       (.92)       (.43)       (.05)       (.01)
                                            -------------------------------------------------------
Net Asset Value, End of Year                $ 11.61     $ 15.77     $ 12.18     $ 12.99     $ 10.37
                                            -------------------------------------------------------
Total Return(2)                              -11.23%     +38.84%      -2.98%     +25.90%      +3.70%
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $  46.1     $  51.1     $  48.2     $  35.6     $  12.1
                                            -------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                             1.04%       1.09%       1.08%         --          --
                                            -------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                 1.04%       1.09%       1.08%       1.06%        .96%
                                            -------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets              (.52%)      (.30%)      (.38%)      (.03%)       .16%
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Year Ended August 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
Net Asset Value, Beginning of Year          $ 18.80     $ 13.39     $ 12.68     $ 10.54     $ 10.01
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income                       .11         .07         .08         .05         .03
    Net Gains or Losses on Securities
     (both realized and unrealized)           (1.82)       6.06        1.59        2.19         .53
                                            -------------------------------------------------------
      Total From Investment Operations        (1.71)       6.13        1.67        2.24         .56
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.08)       (.08)       (.07)       (.02)       (.01)
    Distributions (from net capital
     gains)                                   (1.77)       (.64)       (.89)       (.08)       (.02)
                                            -------------------------------------------------------
      Total Distributions                     (1.85)       (.72)       (.96)       (.10)       (.03)
                                            -------------------------------------------------------
Net Asset Value, End of Year                $ 15.24     $ 18.80     $ 13.39     $ 12.68     $ 10.54
                                            -------------------------------------------------------
Total Return(2)                              -10.15%     +47.11%     +13.76%     +21.52%      +5.61%
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $ 729.7     $ 470.6     $ 128.5     $  61.3     $   4.7
                                            -------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                              .90%        .91%        .94%         --          --
                                            -------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                  .90%        .91%        .94%        .92%        .81%
                                            -------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         .70%        .64%        .84%        .81%        .47%
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                        Period
                                                         from
                                                         March
                                                          3,
                                             Year       1997(5)
                                             Ended        to
                                            August      August
                                              31,         31,
                                             1998        1997
                                            -------------------
Net Asset Value, Beginning of Year          $11.43      $10.00
                                            -------------------
Income From Investment Operations
    Net Investment Income                      .03          --
    Net Gains or Losses on Securities
     (both realized and unrealized)           (.71)       1.43
                                            -------------------
      Total From Investment Operations        (.68)       1.43
                                            -------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.01)         --
    Distributions (from net capital
     gains)                                   (.10)         --
                                            -------------------
      Total Distributions                     (.11)         --
                                            -------------------
Net Asset Value, End of Year                $10.64      $11.43
                                            -------------------
Total Return(2)                              -6.05%     +14.30%(6)
                                            -------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $ 13.4      $  7.7
                                            -------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                            1.20%       1.58%(7)
                                            -------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                1.20%       1.58%(7)
                                            -------------------
    Ratio of Net Investment Income to
     Average Net Assets                        .33%        .06%(7)
                                            -------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Trust and Equity Assets
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Trust.
2) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if N&B Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
3) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
4) After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                               Year Ended August 31,
FOCUS                                            1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------
Net Expenses                                     .97%       1.06%      1.27%      2.50%      2.50%

                                                   Year Ended August 31,
GUARDIAN                                         1996      1995       1994
---------------------------------------------------------------------------
Net Expenses                                     .92%      .96%       1.52%

                                                 Period
                                                  from
                                                  June
                                                  29,
                                                  1998
                                                   to
                                                 August
                                                  31,
INTERNATIONAL                                     1998
-------------------------------------------------------
Net Expenses                                     6.02%

                                                               Year Ended August 31,
MANHATTAN                                         1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------
Net Expenses                                      1.15%      1.23%      1.25%      1.46%      2.50%

                                                               Year Ended August 31,
PARTNERS                                          1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------
Net Expenses                                       .91%       .94%      1.06%      1.24%      2.50%

                                                            Period
                                                             from
                                                            March
                                                              3,
                                                  Year       1997
                                                 Ended        to
                                                 August     August
                                                  31,        31,
SOCIALLY RESPONSIVE                               1998       1997
------------------------------------------------------------------
Net Expenses                                     2.05%      3.33%

   After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee by the investment manager as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had N&B Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                               Year Ended August 31,
GENESIS                                           1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------
Net Expenses                                      1.19%      1.35%      1.65%      1.78%      2.50%

5) The date investment operations commenced.
6) Not annualized.
7) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman Manhattan Trust

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Trust (the "Trust"), at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 1998

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Assets and
Shareholders of Neuberger&Berman Socially Responsive Trust

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger&Berman Socially Responsive Trust (the "Trust") at August 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 3, 1997 (commencement of operations) through August 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 1998

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Trust and
Shareholders of:
Neuberger&Berman Focus Trust
Neuberger&Berman Genesis Trust
Neuberger&Berman Guardian Trust
Neuberger&Berman International Trust and
Neuberger&Berman Partners Trust

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, Neuberger&Berman International Trust, and Neuberger&Berman Partners Trust, five of the series constituting the Neuberger&Berman Equity Trust (the "Trust"), as of August 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger&Berman Equity Trust at August 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 5, 1998

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 6.5%
 2.  Capital One Financial                           6.1%
 3.  Chase Manhattan                                 5.6%
 4.  General Motors                                  5.4%
 5.  Countrywide Credit Industries                   5.2%
 6.  CITICORP                                        5.0%
 7.  Wellpoint Health Networks                       5.0%
 8.  Travelers Group                                 4.9%
 9.  Merrill Lynch                                   3.7%
10.  Morgan Stanley Dean Witter                      3.6%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (97.2%)
AUTOMOTIVE (7.6%)
   598,000  Cabot Corp.                     $    13,007
 1,240,500  General Motors                       71,639
   451,000  LucasVarity PLC ADR                  15,841
                                            ------------
                                                100,487
                                            ------------
FINANCIAL SERVICES (48.3%)
   948,694  ADVANTA Corp. Class A                10,732 (3)
   910,000  ADVANTA Corp. Class B                 9,327 (3)
   442,500  Banc One                             16,815
 1,260,000  BankBoston Corp.                     44,966
   922,500  Capital One Financial                80,719
 1,380,000  Chase Manhattan                      73,140
   608,000  CITICORP                             65,740
 1,844,500  Countrywide Credit Industries        69,053
   510,000  Hartford Financial Services
             Group                               22,823
   740,000  Merrill Lynch                        48,840
   824,000  Morgan Stanley Dean Witter           47,844

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   650,000  Nationwide Financial Services    $   29,047
   512,000  PartnerRe Ltd.                       20,608
 1,468,500  Travelers Group                      65,165
   960,000  Travelers Property Casualty          31,620
                                            ------------
                                                636,439
                                            ------------
HEALTH CARE (8.2%)
 1,857,900  Foundation Health Systems            20,785 (2)
 1,360,000  Sierra Health Services               21,760 (2)
 1,230,000  Wellpoint Health Networks            65,651 (2)
                                            ------------
                                                108,196
                                            ------------
RETAIL (11.4%)
 1,110,000  Barnes & Noble                       30,039 (2)
 2,850,000  Cendant Corp.                        32,953
   811,000  CompUSA Inc.                          9,631 (2)
 1,916,000  Furniture Brands International       42,871 (2)
   600,000  Neiman-Marcus Group                  14,587
   481,000  Payless ShoeSource                   19,781 (2)
                                            ------------
                                                149,862
                                            ------------
TECHNOLOGY (19.7%)
   903,000  3Com Corp.                           21,390 (2)
   765,000  Applied Materials                    18,790 (2)
 3,053,000  Compaq Computer                      85,293
   935,000  KLA-Tencor                           19,869 (2)
 2,500,000  Maxtor Corp.                         17,031 (2)
   420,000  Novellus Systems                     11,183 (2)
   940,000  Photronics, Inc.                     11,280 (2)
 1,430,000  Rational Software                    15,909 (2)
   763,000  Teradyne, Inc.                       13,257 (2)
   575,000  Texas Instruments                    27,420
   442,000  WorldCom, Inc.                       18,094 (2)
                                            ------------
                                                259,516
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
TRANSPORTATION (2.0%)
   650,000  Continental Airlines Class B    $    26,813 (2)
                                            ------------
            TOTAL COMMON STOCKS (COST
             $1,057,172)                      1,281,313
                                            ------------

Principal
  Amount
----------
SHORT-TERM INVESTMENTS (3.0%)
$18,290,000 General Electric Capital
             Corp., 5.50%, due 9/1/98            18,290(4)
20,989,077  N&B Securities Lending Quality
             Fund, LLC                           20,989(4)
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $39,279)                      39,279
                                            ------------
            TOTAL INVESTMENTS (100.2%)
             (COST $1,096,451)                1,320,592(5)
            Liabilities, less cash,
             receivables and other assets
             [(0.2%)]                            (3,114)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,317,478
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  AptarGroup Inc.                                 2.5%
 2.  Alliant Techsystems                             2.3%
 3.  AAR Corp.                                       2.1%
 4.  Montana Power                                   1.8%
 5.  Allied Group                                    1.8%
 6.  Trigon Healthcare                               1.7%
 7.  Bank United                                     1.7%
 8.  Cordant Technologies                            1.7%
 9.  Newport News Shipbuilding                       1.7%
10.  Dallas Semiconductor                            1.6%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (92.7%)
AEROSPACE (6.7%)
 1,748,650  AAR Corp.                       $    38,689 (3)
 1,194,100  Aviall Inc.                          15,225 (2)(3)
   878,700  Cordant Technologies                 31,304
   468,300  DONCASTERS PLC ADR                    9,132 (2)(3)
   299,850  Ducommun Inc.                         5,154
   310,200  Hexcel Corp.                          3,005
   425,000  Ladish Co.                            3,984 (2)
   344,200  Moog, Inc. Class A                    9,723
   257,300  Orbital Sciences                      4,824 (2)
                                            ------------
                                                121,040
                                            ------------
AUTOMOTIVE (0.5%)
   500,000  Donaldson Co.                         8,875
                                            ------------
BANKING & FINANCIAL (9.7%)
   941,900  Bank United                          31,318
   393,800  Colonial BancGroup                    4,578
   126,856  Commerce Bancorp                      4,456
   321,100  Commercial Federal                    7,064
   625,600  Community First Bankshares           10,635
   333,100  Cullen/Frost Bankers                 14,240

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   211,600  Dime Community Bancshares        $    3,240(2)
   732,600  FirstFed Financial                   10,806
   410,000  Golden State Bancorp                  6,509
   195,100  Long Island Bancorp                   7,316
   285,400  Ocean Financial                       3,960
 1,052,600  Peoples Heritage Financial
             Group                               16,513
   177,475  Queens County Bancorp                 6,300
   227,600  Reliance Bancorp                      5,932
   687,675  Sterling Bancshares                   8,209
   339,250  Texas Regional Bancshares             7,379
 1,321,600  Webster Financial                    27,258
                                            ------------
                                                175,713
                                            ------------
BASIC MATERIALS (1.8%)
   180,900  Lone Star Industries                 10,877 (2)
   215,160  Southdown Inc.                        9,091
   361,600  Texas Industries                     13,085
                                            ------------
                                                 33,053
                                            ------------
BUILDING, CONSTRUCTION & FURNISHINGS (0.9%)
   925,600  Apogee Enterprises                    9,372
   146,000  Lincoln Electric Holdings             2,555
   174,200  Simpson Manufacturing                 5,073 (2)
                                            ------------
                                                 17,000
                                            ------------
CHEMICALS (0.6%)
    97,000  H.B. Fuller                           4,607
   382,500  Lawter International                  2,917
   201,000  Lilly Industries                      3,744
                                            ------------
                                                 11,268
                                            ------------
CONSUMER CYCLICALS (0.5%)
   466,600  Coachmen Industries                   8,720
                                            ------------
CONSUMER PRODUCTS & SERVICES (4.2%)
   372,191  Block Drug                           12,655
   138,800  Bush Boake Allen                      4,164 (2)
   125,500  Church & Dwight                       3,396

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   477,400  First Brands                     $    9,518
   134,100  Libbey Inc.                           4,099
   192,400  Omega Protein                         1,972(2)
 1,020,800  Richfood Holdings                    20,990
    41,600  Ruddick Corp.                           629
   627,600  Stewart Enterprises                  12,317
   427,200  The First Years                       5,393
                                            ------------
                                                 75,133
                                            ------------
DEFENSE (4.5%)
   648,500  Alliant Techsystems                  42,558 (2)(3)
 1,292,200  Newport News Shipbuilding            30,367
   235,000  Primex Technologies                   8,636
                                            ------------
                                                 81,561
                                            ------------
DIAGNOSTIC EQUIPMENT (1.2%)
 1,003,100  ADAC Laboratories                    22,507 (2)(3)
                                            ------------
ELECTRONICS (2.1%)
 1,095,600  Dallas Semiconductor                 29,650
   400,900  SCI Systems                           9,195 (2)
                                            ------------
                                                 38,845
                                            ------------
ENERGY (1.4%)
   209,500  Apache Corp.                          4,792
   420,000  Cabot Oil & Gas                       5,355
   701,900  Coho Energy                           3,159 (2)
   263,600  Cross Timbers Oil                     3,311
   661,990  Swift Energy                          5,834 (2)
   840,800  Unit Corp.                            3,468
                                            ------------
                                                 25,919
                                            ------------
HEALTH CARE (9.6%)
   611,000  Acuson Corp.                          8,936 (2)
   146,800  Arrow International                   3,982
   747,500  Ballard Medical Products             13,876
   227,900  CompDent Corp.                        3,390 (2)
   512,900  CONMED Corp.                         10,418 (2)
   225,000  DENTSPLY International                4,802
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   370,400  DePuy, Inc.                      $   12,733
 1,121,900  Haemonetics Corp.                    17,600(2)
   315,000  John Alden Financial                  7,068
   443,550  Patterson Dental                     13,223(2)
   218,900  Physio-Control International          5,609(2)
   199,450  Sierra Health Services                3,191(2)
   152,700  Sofamor Danek Group                  12,741(2)
   453,700  STAAR Surgical                        3,403(2)
 1,144,800  Trigon Healthcare                    31,625(2)
   557,600  Universal Health Services
             Class B                             21,607
                                            ------------
                                                174,204
                                            ------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (5.7%)
   115,000  Alamo Group                           1,969
   844,700  BMC Industries                        3,379
   436,100  Brady Corp.                           7,305
   262,400  Dionex Corp.                          5,658 (2)
 1,515,600  Hussmann International               19,892
   284,700  IDEX Corp.                            5,979
   669,300  Kaydon Corp.                         18,113
   242,000  NN Ball & Roller                      2,450
   281,800  Pameco Corp.                          4,790 (2)(3)
   212,000  Pentair, Inc.                         5,909
   183,100  Roper Industries                      3,113
   641,900  SOS Staffing Services                 8,465 (2)(3)
   872,400  Wallace Computer Services            14,122
   180,750  Woodhead Industries                   1,853
                                            ------------
                                                102,997
                                            ------------
INSURANCE (3.6%)
   703,250  Allied Group                         33,009
   462,600  Annuity and Life Re                   8,443 (2)
   582,400  FBL Financial Group                  12,849
    81,000  Orion Capital                         3,017

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   229,000  Penn-America Group               $    2,490
   152,800  Trenwick Group                        5,272
                                            ------------
                                                 65,080
                                            ------------
LODGING (0.3%)
   579,500  Prime Hospitality                     4,817
                                            ------------
MACHINERY & EQUIPMENT (0.9%)
   178,800  Allied Products                       1,632
    27,900  Gardner Denver Machinery                528 (2)
 1,039,400  Stewart & Stevenson Services         13,577
                                            ------------
                                                 15,737
                                            ------------
MEDIA & ENTERTAINMENT (0.2%)
   185,000  Championship Auto Racing Teams        3,654 (2)
                                            ------------
METALS (0.0%)
    11,000  Cleveland-Cliffs                        401
                                            ------------
OFFICE EQUIPMENT (1.6%)
   487,500  United Stationers                    28,884
                                            ------------
OIL SERVICES (4.7%)
   310,700  Cal Dive International                4,000 (2)
   193,800  Cliffs Drilling                       2,750 (2)
   313,800  Dawson Production Services            4,903 (2)
   468,500  Friede Goldman International          4,890 (2)
   630,400  Global Industries                     5,910 (2)
   430,000  IRI International                     2,150 (2)
   569,500  Nabors Industries                     6,727 (2)
 1,384,490  National-Oilwell                     10,730 (2)
   565,700  Oceaneering International             5,268 (2)
   742,500  Offshore Logistics                    6,682 (2)
 1,598,400  Pride International                  12,687 (2)
   310,300  R&B Falcon                            2,793 (2)
   462,400  Smith International                   8,150 (2)
   213,500  Tuboscope Inc.                        1,962 (2)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   393,200  UTI Energy                       $    2,580(2)
   344,800  Willbros Group                        3,534(2)
                                            ------------
                                                 85,716
                                            ------------
PACKING & CONTAINERS (2.5%)
 1,570,400  AptarGroup Inc.                      44,560
                                            ------------
PUBLISHING & BROADCASTING (0.6%)
   134,466  Pulitzer Publishing                  10,228
                                            ------------
REAL ESTATE/REITS (4.8%)
   865,800  CCA Prison Realty Trust              17,749
    26,800  Crescent Operating                      216 (2)
   713,200  Crescent Real Estate Equities        16,404
   335,000  ElderTrust                            4,020
   495,000  Health Care Property Investors       15,500
   415,000  Nationwide Health Properties          8,482
   162,800  OMEGA Healthcare Investors            4,660
   798,100  Prime Retail                          7,482
   415,300  SL Green Realty                       7,994
   540,000  Sunstone Hotel Investors              4,590
                                            ------------
                                                 87,097
                                            ------------
RESTAURANTS (1.1%)
 1,202,150  Brinker International                20,587 (2)
                                            ------------
RETAILING (1.0%)
   418,375  99 Cents Only Stores                 14,696 (2)
   178,500  Schultz Sav-O Stores                  2,811
                                            ------------
                                                 17,507
                                            ------------
TECHNOLOGY (4.9%)
   422,800  Analysts International                8,932
 1,069,800  Auspex Systems                        2,140 (2)
   194,900  Black Box                             4,458 (2)
   527,600  CACI International                    8,112 (2)
   750,600  Data General                          5,629 (2)
   420,000  Eltron International                 11,550 (2)(3)

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
 2,606,300  Inprise Corp.                    $   13,846(2)(3)
   868,600  Methode Electronics Class A          10,423
 1,027,400  Reynolds & Reynolds                  12,971
   328,400  Zebra Technologies                   10,201(2)
                                            ------------
                                                 88,262
                                            ------------
TEXTILES & APPAREL (0.2%)
   224,300  St. John Knits                        4,276
                                            ------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
    78,375  Air Express International             1,342
   213,600  Maritrans Inc.                        1,642
                                            ------------
                                                  2,984
                                            ------------
UTILITIES, ELECTRIC & GAS (16.7%)
 1,262,500  AGL Resources                        23,119
   183,200  Aquila Gas Pipeline                   1,317
   294,000  Atmos Energy                          8,342
   282,500  Central Hudson Gas & Electric        12,059
   425,100  Connecticut Energy                   11,239
   124,300  Eastern Enterprises                   4,918
   591,900  Eastern Utilities Associates         14,686
    86,200  Illinova Corp.                        2,225
   249,000  Interstate Energy                     7,501
   855,800  Montana Power                        33,376
   341,200  National Fuel Gas                    14,032
   618,200  Nevada Power                         15,339
   298,800  NICOR Inc.                           11,597
   290,000  Northwest Natural Gas                 7,069
   450,900  NUI Corp.                             9,441
   393,000  ONEOK, Inc.                          11,815
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   200,000  Orange & Rockland Utilities      $   10,750
   266,500  Otter Tail Power                      9,361
   529,900  Public Service Co. of New
             Mexico                              10,598
   475,100  Rochester Gas & Electric             13,867
   350,500  Sempra Energy                         8,916(2)
   401,100  Sierra Pacific Resources             14,665
   390,000  UtiliCorp United                     13,431
   507,400  Washington Gas Light                 12,051
   603,600  Washington Water Power               10,223
   304,600  WICOR, Inc.                           6,511
   140,000  WPS Resources                         4,716
                                            ------------
                                                303,164
                                            ------------
            TOTAL COMMON STOCKS (COST
             $1,951,986)                      1,679,789
                                            ------------
WARRANTS (0.1%)
   355,000  Golden State Bancorp (COST
             $2,161)                              1,597 (2)
                                            ------------

Principal
  Amount
----------
U.S. TREASURY SECURITIES (2.6%)
$$46,960,000 U.S. Treasury Bills, 5.49%,
             due 9/15/98 (COST $46,860)          46,860
                                            ------------

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
SHORT-TERM INVESTMENTS (6.9%)
81,900,000  General Electric Capital
             Corp., 5.52% - 5.53%, due
             9/1/98 - 9/2/98                 $   81,900(4)
44,199,387  N&B Securities Lending Quality
             Fund, LLC                           44,199(4)
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $126,099)                    126,099
                                            ------------
            TOTAL INVESTMENTS (102.3%)
             (COST $2,127,106)                1,854,345(5)
            Liabilities, less cash,
             receivables and other assets
             [(2.3%)]                           (41,990)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,812,355
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  5.4%
 2.  Capital One Financial                           4.7%
 3.  Countrywide Credit Industries                   4.3%
 4.  Compaq Computer                                 4.2%
 5.  Chase Manhattan                                 4.1%
 6.  CITICORP                                        3.7%
 7.  Aetna Inc.                                      3.6%
 8.  Wellpoint Health Networks                       3.4%
 9.  Morgan Stanley Dean Witter                      3.0%
10.  Texas Instruments                               2.9%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (97.3%)
AGRICULTURE (1.0%)
  1,217,300  Potash Corp. of Saskatchewan    $    61,017
                                             ------------
AUTOMOTIVE (14.7%)
  3,841,000  Cabot Corp.                          83,542 (3)
  4,863,900  Coltec Industries                    69,918 (2)(3)
  5,400,000  General Motors                      311,850
  1,868,000  Lear Corp.                           75,771 (2)
  3,961,086  LucasVarity PLC ADR                 139,133
  2,122,900  Magna International Class A         127,241
  2,942,081  Mark IV Industries                   41,741 (3)
                                             ------------
                                                 849,196
                                             ------------
BANKING (10.3%)
  4,105,000  BankBoston Corp.                    146,497
  4,425,000  Chase Manhattan                     234,525
  1,990,500  CITICORP                            215,223
                                             ------------
                                                 596,245
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CONSUMER GOODS & SERVICES (3.4%)
 10,347,228  Cendant Corp.                   $   119,640
  1,995,000  Kimberly-Clark                       76,059
                                             ------------
                                                 195,699
                                             ------------
ENERGY (2.4%)
  1,092,000  Cooper Cameron                       23,205 (2)
  1,778,000  EVI Weatherford                      27,115 (2)
  2,283,000  Lyondell Chemical                    49,227
  2,241,000  Santa Fe International               30,253 (6)
    531,500  Smith International                   9,368 (2)
                                             ------------
                                                 139,168
                                             ------------
FINANCIAL SERVICES (19.4%)
  3,087,900  Capital One Financial               270,191
  4,465,000  Conseco, Inc.                       123,345
  6,590,000  Countrywide Credit Industries       246,713 (3)
  3,067,100  IndyMac Mortgage Holdings            60,192
  2,375,000  Merrill Lynch                       156,750
  3,004,500  Morgan Stanley Dean Witter          174,449
  2,010,000  Travelers Group                      89,194 (6)
                                             ------------
                                               1,120,834
                                             ------------
HEALTH CARE (11.1%)
  3,442,500  Aetna Inc.                          207,195
  9,939,900  Foundation Health Systems           111,203 (2)(3)
  1,988,564  PacifiCare Health Systems
              Class B                            125,279 (2)(3)
  3,674,996  Wellpoint Health Networks           196,153 (2)(3)
                                             ------------
                                                 639,830
                                             ------------
HEAVY INDUSTRY (0.7%)
  2,176,200  UCAR International                   39,444 (2)
                                             ------------
INDUSTRIAL GOODS & SERVICES (8.6%)
  1,970,200  American Standard                    77,084 (2)
  2,327,200  Crown Cork & Seal                    76,216

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  2,472,000  Millennium Chemicals             $   53,457
  1,743,000  Praxair, Inc.                        62,530
  3,835,000  Republic Services                    61,840(2)
  1,253,700  USG Corp.                            53,909
  2,586,500  Waste Management                    114,129(2)
                                             ------------
                                                 499,165
                                             ------------
INSURANCE (2.1%)
  2,712,000  Hartford Financial Services
              Group                              121,362
                                             ------------
RESTAURANTS (1.8%)
  1,875,000  McDonald's Corp.                    105,117 (6)
                                             ------------
RETAIL (2.5%)
  3,055,600  Barnes & Noble                       82,692 (2)
  1,423,500  Sears, Roebuck                       64,680
                                             ------------
                                                 147,372
                                             ------------
TECHNOLOGY (12.6%)
  3,860,000  Applied Materials                    94,811 (2)
  8,802,500  Compaq Computer                     245,920
  1,120,000  Hewlett-Packard                      54,390
     60,000  Intel Corp.                           4,271
  1,542,900  KLA-Tencor                           32,787 (2)
  1,444,000  Sun Microsystems                     57,219 (2)
  3,946,100  Teradyne, Inc.                       68,563 (2)
  3,566,000  Texas Instruments                   170,054
                                             ------------
                                                 728,015
                                             ------------
TELECOMMUNICATIONS (1.1%)
  1,598,000  WorldCom, Inc.                       65,418 (2)
                                             ------------
TRANSPORTATION (5.6%)
  1,812,600  Continental Airlines Class B         74,770 (2)
    957,770  Delta Air Lines                      97,693
  2,260,900  Northwest Airlines                   62,881 (2)
  1,556,000  US Airways Group                     90,637 (2)
                                             ------------
                                                 325,981
                                             ------------
             TOTAL COMMON STOCKS (COST
              $5,462,761)                      5,633,863
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
PREFERRED STOCKS (0.1%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%
              (COST $3,424)                   $    3,254
                                             ------------
 Principal
  Amount
-----------
SHORT-TERM INVESTMENTS (5.0%)
$256,260,000 General Electric Capital
              Corp., 5.50% - 5.53%, due
              9/1/98 - 9/16/98                   256,260(4)
 32,636,664  N&B Securities Lending Quality
              Fund, LLC                           32,637(4)
                                             ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $288,897)                    288,897
                                             ------------
             TOTAL INVESTMENTS (102.4%)
              (COST $5,755,082)                5,926,014(5)
             Liabilities, less cash,
              receivables and other assets
              [(2.4%)]                          (138,209)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $5,787,805
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------
          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
      ----------------------------------------------------------------------------------------------
     HOLDING                                   COUNTRY          INDUSTRY                   PERCENTAGE
 1.  Misys PLC                                 United Kingdom   Technology                       3.0%
 2.  Orange PLC                                United Kingdom   Telecommunications               2.9%
 3.  France Telecom ADR                        France           Telecommunications               2.7%
 4.  Portugal Telecom ADR                      Portugal         Telecommunications               2.0%
 5.  Dassault Systemes ADR                     France           Technology                       1.9%
 6.  Aegon NV-New York                         Netherlands      Insurance                        1.7%
 7.  Tieto Corp.                               Finland          Technology                       1.6%
 8.  Nokia Corp. ADR                           Finland          Telecommunications               1.6%
 9.  TelePizza, SA                             Spain            Restaurants                      1.4%
10.  BPA                                       Portugal         Banking & Financial              1.3%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (89.4%)
ARGENTINA (0.7%)
    14,616  IRSA Inversiones y
             Representaciones GDR           $       347
    10,000  Telefonica de Argentina ADR             224
    14,570  YPF SA ADR                              322
                                            -------------
                                                    893
                                            -------------
BELGIUM (2.9%)
    11,000  Almanij NV                              821
     3,000  Barco Industries                        726
     8,060  Telinfo SA                            1,058
       200  UCB SA                                1,040
                                            -------------
                                                  3,645
                                            -------------
CANADA (0.5%)
    19,000  BCE Inc.                                611
                                            -------------
COLOMBIA (0.4%)
    44,600  Bell Canada International               507  (2)
                                            -------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
CZECH REPUBLIC (0.5%)
    33,300  Ceske Radiokomunikace GDR       $       699  (2)(7)
                                            -------------
DENMARK (2.7%)
    15,000  Bang & Olufsen Holding, B
             Shares                               1,142
     8,840  Carli Gry International                 581
     9,000  NeuroSearch AS                          588  (2)
    13,500  Unidanmark AS, A Shares               1,109
                                            -------------
                                                  3,420
                                            -------------
FINLAND (6.1%)
    14,700  Alma Media II                           441
    38,750  Hartwall Oyj                            652
    22,000  Helsinki Telephone                      933
    30,000  Nokia Corp. ADR                       2,004
    19,800  Pohjola Insurance Group, B
             Shares                                 732
    75,000  Raisio Group                            995
    66,000  Tieto Corp.                           2,096
                                            -------------
                                                  7,853
                                            -------------

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
FRANCE (8.2%)
     8,990  Chargeurs International         $       562
    52,500  Dassault Systemes ADR                 2,441
    49,080  France Telecom ADR                    3,491
    30,000  Genset ADR                              540  (2)
    16,720  Lagardere SCA                           630
    18,000  Scor SA ADR                           1,119
     8,000  TRANSGENE SA                            368  (2)
    23,000  TRANSGENE SA ADR                        348  (2)
     5,000  Vivendi                                 999
                                            -------------
                                                 10,498
                                            -------------
GERMANY (3.0%)
    20,300  LHS Group                               858  (2)
    15,000  Mannesmann AG                         1,356
    22,000  Volkswagen AG                         1,587
                                            -------------
                                                  3,801
                                            -------------
GREECE (0.3%)
    13,230  Hellenic Bottling Company               293
     3,033  Hellenic Telecommunication
             Organization                            70
                                            -------------
                                                    363
                                            -------------
HONG KONG (0.6%)
    33,000  China Telecom ADR                       759  (2)
                                            -------------
HUNGARY (0.7%)
    20,400  Matav RT ADR                            413
    15,850  OTP Bank GDR                            489
                                            -------------
                                                    902
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
IRELAND (1.4%)
    60,000  Adare Printing Group            $       584
     9,900  Allied Irish Banks ADR                  767
    30,000  Saville Systems ADR                     491  (2)
                                            -------------
                                                  1,842
                                            -------------
ISRAEL (1.8%)
    19,500  Formula Systems                         522  (2)
    20,000  NICE-Systems ADR                        560  (2)
    56,500  Orckit Communications                   847  (2)
    29,000  Tecnomatix Technologies                 312  (2)
                                            -------------
                                                  2,241
                                            -------------
ITALY (3.0%)
   189,380  Autogrill SpA                         1,220
    50,000  ENI SpA                                 264
   218,750  Gruppo Ceramiche Ricchetti              257
    45,975  IFI                                     743
   150,000  Interpump Group                         676
    10,000  Italy WEBS Index Series                 224
    93,023  Telecom Italia                          464
                                            -------------
                                                  3,848
                                            -------------
JAPAN (4.0%)
     5,600  Acom Co.                                278
       200  Circle K Japan                            6
    19,000  Fuji Photo Film                         614
    11,000  Fujimi Inc.                             358
    20,000  Konami Co.                              508
     5,500  Nintendo Corp.                          511
    13,000  Sankyo Co.                              283
     8,700  SMC Corp.                               600
    12,800  Sony Corp.                              937
    30,000  Takeda Chemical Industries              786
    15,000  Terumo Corp.                            284
                                            -------------
                                                  5,165
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
KOREA (0.4%)
   183,450  Kookmin Bank                    $       511  (2)
                                            -------------
MEXICO (2.1%)
 1,198,000  Biper SA, B Shares                      234  (2)
   200,000  Cemex SA, B Shares                      492
     3,900  Cemex SA, CPO Shares                      8
    48,000  Coca-Cola Femsa ADR                     522
   210,000  Corporacion Interamericana de
             Entretenimiento, B Shares              291  (2)
    28,000  Corporacion Interamericana de
             Entretenimiento, L Shares               28  (2)
    14,645  Desc SA ADR                             227
    16,600  Fomento Economico Mexicano ADR          284
    35,000  Panamerican Beverages                   558
                                            -------------
                                                  2,644
                                            -------------
NETHERLANDS (6.7%)
    50,000  ABN AMRO Holding                      1,134
    26,000  Aegon NV-New York                     2,223
    20,148  Getronics NV                          1,030
    12,000  Hunter Douglas                          497
    11,900  ING Groep                               703
    15,000  Randstad Holdings                       996
     6,414  Vedior NV                               194
     6,500  Vendex NV                               223
    14,000  VNU NV                                  591
     5,700  Wolters Kluwer                          944
                                            -------------
                                                  8,535
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
NORWAY (2.2%)
   145,000  Merkantildata ASA               $     1,635
    20,000  Petroleum Geo-Services ADR              260  (2)
    33,400  Tomra Systems                           908
                                            -------------
                                                  2,803
                                            -------------
PORTUGAL (3.5%)
    10,125  Banco Espirito Santo e
             Comercial de Lisboa                    301
    80,000  BPA                                   1,647  (2)
    62,000  Portugal Telecom ADR                  2,577
                                            -------------
                                                  4,525
                                            -------------
RUSSIA (0.8%)
    16,800  Global TeleSystems Group                538  (2)
    25,000  Lukoil Holding ADR                      350
    23,000  Vimpel-Communications ADR               184  (2)
                                            -------------
                                                  1,072
                                            -------------
SINGAPORE (1.3%)
   424,000  Datacraft Asia                          975
   285,000  Venture Manufacturing                   724
                                            -------------
                                                  1,699
                                            -------------
SOUTH AFRICA (3.4%)
    60,000  BOE Ltd.                                 34
   400,134  Computer Configurations
             Holdings                             1,238  (2)
   111,400  DataTec Ltd.                          1,281
    91,000  Persetel Q Data Holdings                629
   492,000  Software Connection                     164

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   200,000  Specialised Outsourcing           $     645
   176,000  Theta Group                             393(2)
                                            -------------
                                                  4,384
                                            -------------
SPAIN (5.5%)
    23,000  ACS                                     669
    87,700  Banco Bilbao Vizcaya ADR              1,102
    64,260  Banco Santander ADR                   1,148
    50,000  Endesa ADR                              900
     5,000  Spain WEBS Index Series                 115
    11,454  Telefonica de Espana ADR              1,250
   200,000  TelePizza, SA                         1,849  (2)
                                            -------------
                                                  7,033
                                            -------------
SWEDEN (7.8%)
    25,000  Assa Abloy                            1,006
    53,500  Atle AB                                 753
    85,000  Bure Investment                       1,096
    30,000  Dahl International                      409
    18,400  Enator AB                               486
    45,200  L.M. Ericsson Telephone ADR             966
    30,000  NetCom Systems, B Shares              1,145  (2)
    50,000  OM Gruppen                              862
    82,000  Skandia Forsakrings                   1,154
    52,800  Skandinaviska Enskilda Banken,
             A Shares                               664
    35,000  WM-Data                               1,380
                                            -------------
                                                  9,921
                                            -------------
SWITZERLAND (1.6%)
       595  Ares-Serono Group                       726
     3,969  UBS AG                                1,286  (2)
                                            -------------
                                                  2,012
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
TAIWAN (0.6%)
    28,800  ASE Test                        $       749  (2)
                                            -------------
TURKEY (0.3%)
   224,000  Efes Sinai Yatirim Holding GDR          330  (2)
                                            -------------
UNITED KINGDOM (16.4%)
    55,000  Alliance & Leicester                    844
    48,800  Barclays PLC                          1,166
    32,300  Bodycote International                  474
     9,209  British Petroleum ADR                   673
    68,125  Carlton Communications                  501
    49,600  Cobham PLC                              723
    21,000  COLT Telecom Group                      904  (2)
    30,000  EMAP PLC                                518
    67,200  Energis PLC                             936  (2)
    47,500  Hays PLC                                633
    85,314  Misys PLC                             3,790
   315,000  Orange PLC                            3,749
   120,000  Rentokil Initial                        724
    60,000  SEMA Group                              548
    25,000  Serco Group                             543
   490,000  SkyePharma PLC                          526  (2)
    53,225  Stagecoach Holdings                     980
    40,000  The Sage Group                          852
    40,900  United Utilities                        603
   570,000  VideoLogic Group                        506  (2)
   140,000  WPP Group                               767
                                            -------------
                                                 20,960
                                            -------------
            TOTAL COMMON STOCKS (COST
             $93,310)                           114,225
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
PREFERRED STOCKS (1.9%)
     2,000  BMW AG, Germany                 $       910  (2)
       300  BMW AG-New, Germany                     133  (2)
     2,500  SAP AG-Vorzug, Germany                1,422
                                            -------------
            TOTAL PREFERRED STOCKS (COST
             $1,289)                              2,465
                                            -------------
RIGHTS (0.0%)
       287  S1 Corp., Expire 9/29/98,
             South Korea  (COST $0)                   8  (2)
                                            -------------
WARRANTS (0.0%)
    43,750  Gruppo Ceramiche Ricchetti,
             Expire 12/31/01, Italy (COST
             $0)                                      0  (2)
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (5.3%)
$6,850,000  U.S. Treasury Bills, 4.67% -
             5.49%, due 9/15/98 - 10/8/98
              (COST $6,828)                   $   6,828(4)
                                            -------------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  -------------
SHORT-TERM INVESTMENTS (14.0%)
$17,847,376 N&B Securities Lending Quality
             Fund, LLC  (COST $17,847)        $  17,847(4)
                                            -------------
            TOTAL INVESTMENTS (110.6%)
             (COST $119,274)                    141,373
            Liabilities, less cash,
             receivables and other assets
             [(10.6%)]                          (13,551)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 127,822
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS
BY INDUSTRY
Neuberger&Berman

--------------------------------------------------------------------------------
          International Portfolio

                                                        Market
                                                       Value(1)       Percentage of
Industry                                            (000's omitted)    Net Assets
--------------------------------------------------  ---------------  ---------------
Telecommunications                                  $      26,889            21.0%
Technology                                                 20,072            15.7%
Banking & Financial                                        18,089            14.1%
U.S. Treasury Securities & Other Assets-Net                11,125             8.7%
Diversified                                                 5,621             4.4%
Electronics                                                 5,446             4.3%
Insurance                                                   5,229             4.1%
Pharmaceutical                                              4,489             3.5%
Food & Beverage                                             3,633             2.8%
Publishing & Broadcasting                                   3,077             2.4%
Restaurants                                                 3,069             2.4%
Machinery & Equipment                                       2,963             2.3%
Automotive                                                  2,630             2.1%
Industrial Goods & Services                                 2,620             2.0%
Oil & Gas                                                   1,870             1.5%
Media & Entertainment                                       1,839             1.4%
Manufacturing                                               1,631             1.3%
Utilities                                                   1,503             1.2%
Building Materials                                          1,406             1.1%
Textiles                                                    1,143             0.9%
Transportation                                                980             0.8%
Retailing                                                     843             0.7%
Advertising                                                   767             0.6%
Real Estate                                                   347             0.3%
Hospital Supplies                                             284             0.2%
Consumer Goods & Services                                     257             0.2%
                                                    ---------------         -----
TOTAL NET ASSETS                                    $     127,822           100.0%
                                                    ---------------         -----

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Staples, Inc.                                   2.8%
 2.  TJX Cos.                                        2.5%
 3.  Citrix Systems                                  2.3%
 4.  J.D. Edwards                                    2.2%
 5.  CKE Restaurants                                 2.0%
 6.  Elan Corp. ADR                                  2.0%
 7.  Suiza Foods                                     1.9%
 8.  CBT Group ADR                                   1.8%
 9.  Chancellor Media                                1.8%
10.  Network Associates                              1.7%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.2%)
CAPITAL GOODS (6.6%)
   178,500  Eastern Environmental Services  $     4,596  (2)
   314,600  Herman Miller                         6,449
   355,800  HON INDUSTRIES                        7,650
   506,700  Republic Services                     8,171  (2)
   254,700  Sanmina Corp.                         7,864  (2)
                                            -------------
                                                 34,730
                                            -------------
COMMUNICATIONS (4.9%)
   172,600  American Tower                        2,718  (2)
   216,600  ICG Communications                    3,885  (2)
   141,300  Intermedia Communications             3,515  (2)
    91,500  NEXTLINK Communications               1,899  (2)
   259,400  RSL Communications                    5,934  (2)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   359,600  Saville Systems ADR               $   5,888(2)
   297,600  SmarTalk TeleServices                 1,879(2)
                                            -------------
                                                 25,718
                                            -------------
CONSUMER CYCLICALS (22.0%)
   146,100  Abercrombie & Fitch                   6,282  (2)
   363,900  AccuStaff Inc.                        4,549  (2)
   360,800  Avis Rent A Car                       5,660  (2)
   186,200  Costco Cos.                           8,763  (2)
   138,500  Furniture Brands International        3,099  (2)
   319,100  General Nutrition                     4,248  (2)
   273,100  Hayes Lemmerz International           8,125  (2)
   175,200  Lennar Corp.                          3,176
   378,100  Linens 'n Things                      8,838  (2)
   329,775  Outdoor Systems                       7,667  (2)
   166,500  Robert Half International             7,992  (2)
   230,900  StaffMark, Inc.                       4,127  (2)
   530,800  Staples, Inc.                        14,398  (2)
   337,500  Sylvan Learning Systems               7,214  (2)
   596,100  TJX Cos.                             13,301
   255,800  Tower Automotive                      4,684  (2)
   130,300  Travel Services International         2,834  (2)
                                            -------------
                                                114,957
                                            -------------
CONSUMER STAPLES (13.8%)
   139,300  American Italian Pasta                3,491  (2)
   455,600  Brinker International                 7,802  (2)
   335,500  Capstar Broadcasting                  5,683  (2)
    98,100  Cardinal Health                       8,584
   260,200  Chancellor Media                      9,286  (2)
   344,400  CKE Restaurants                      10,676
   127,800  Comcast Corp. Class A Special         4,776
    91,800  Estee Lauder                          5,405

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   209,400  Suiza Foods                       $  10,130(2)
   207,600  Valassis Communications               6,189(2)
                                            -------------
                                                 72,022
                                            -------------
ENERGY (0.3%)
   113,400  BJ Services                           1,432  (2)
                                            -------------
FINANCIAL SERVICES (11.4%)
   187,700  Ace, Ltd.                             5,443
   108,500  Bear Stearns                          4,008
    84,600  Equitable Cos.                        4,838
   113,400  EXEL Ltd.                             7,576
   199,800  Finova Group                          8,916
   294,900  GreenPoint Financial                  7,428
   105,100  Northern Trust                        5,859
   147,300  State Street                          7,669
   124,700  SunAmerica, Inc.                      7,724
                                            -------------
                                                 59,461
                                            -------------
HEALTH CARE (11.9%)
   313,200  Alternative Living Services           5,559  (2)
   176,200  Biogen, Inc.                          8,149  (2)
   173,800  Elan Corp. ADR                       10,211  (2)
   286,300  Omnicare, Inc.                        8,929
   196,200  Quintiles Transnational               7,014  (2)
   126,100  Rexall Sundown                        2,302  (2)
    70,400  Sofamor Danek Group                   5,874  (2)
   256,800  STERIS Corp.                          6,131  (2)
   175,400  Watson Pharmaceuticals                7,904  (2)
                                            -------------
                                                 62,073
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
TECHNOLOGY (21.7%)
   226,500  Ascend Communications           $     7,927  (2)
   161,000  BMC Software                          6,812  (2)
   380,900  Cadence Design Systems                8,047  (2)
   257,100  Cambridge Technology Partners         8,356  (2)
   198,200  CBT Group ADR                         9,315  (2)
   208,350  Citrix Systems                       12,006  (2)
   193,800  Compuware Corp.                       8,806  (2)
   285,700  HBO & Co.                             6,071
   144,300  International Network Services        4,762  (2)
   289,400  J.D. Edwards                         11,721  (2)
   211,600  Network Appliance                     8,821  (2)
   279,600  Network Associates                    9,017  (2)
   304,300  Staff Leasing                         4,565  (2)
   229,000  Sterling Commerce                     7,557  (2)
                                            -------------
                                                113,783
                                            -------------
TRANSPORTATION (1.0%)
    93,400  US Airways Group                      5,440  (2)
                                            -------------
UTILITIES (1.6%)
   315,200  AES Corp.                             8,589  (2)
                                            -------------
            TOTAL COMMON STOCKS (COST
             $511,079)                          498,205
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  -------------
SHORT-TERM INVESTMENTS (16.5%)
$25,690,000 General Electric Capital
             Corp., 5.52%, due 9/1/98         $  25,690(4)
60,534,515  N&B Securities Lending Quality
             Fund, LLC                           60,535(4)
                                            -------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $86,225)                      86,225
                                            -------------
            TOTAL INVESTMENTS (111.7%)
             (COST $597,304)                    584,430(5)
            Liabilities, less cash,
             receivables and other assets
             [(11.7%)]                          (61,071)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 523,359
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Unicom Corp.                                    2.6%
 2.  EXEL Ltd.                                       2.6%
 3.  Countrywide Credit Industries                   2.2%
 4.  First Chicago                                   2.2%
 5.  SLM Holding                                     2.1%
 6.  Aetna Inc.                                      2.1%
 7.  CIGNA Corp.                                     2.0%
 8.  Biogen, Inc.                                    2.0%
 9.  Anheuser-Busch                                  1.9%
10.  Edison International                            1.9%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (94.1%)
AIRLINES (2.1%)
  1,103,300  Continental Airlines Class B    $    45,511 (2)
    281,000  Delta Air Lines                      28,662
                                             ------------
                                                  74,173
                                             ------------
AUTOMOBILE MANUFACTURING (1.7%)
  1,079,000  General Motors                       62,312
                                             ------------
AUTO/TRUCK REPLACEMENT PARTS (2.1%)
  1,162,500  AutoZone, Inc.                       30,152 (2)
    954,600  Goodyear Tire & Rubber               46,776
                                             ------------
                                                  76,928
                                             ------------
BANKING & FINANCIAL (7.6%)
  1,276,000  Chase Manhattan                      67,628
    439,300  CITICORP                             47,499
  2,127,200  Countrywide Credit Industries        79,637
  1,245,000  First Chicago                        78,902
                                             ------------
                                                 273,666
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.1%)
    936,000  USG Corp.                            40,248
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CHEMICALS (2.0%)
    601,100  duPont                          $    34,676
  1,671,000  Morton International                 37,180
                                             ------------
                                                  71,856
                                             ------------
COMMUNICATIONS (5.8%)
  1,185,000  Bell Atlantic                        52,288
    939,000  Motorola, Inc.                       40,436
  1,647,000  SBC Communications                   62,586
  1,314,000  WorldCom, Inc.                       53,792 (2)
                                             ------------
                                                 209,102
                                             ------------
CONSUMER GOODS & SERVICES (1.6%)
  4,800,000  Cendant Corp.                        55,500
                                             ------------
DIVERSIFIED (2.1%)
    772,500  Bowater Inc.                         29,210
    677,600  Minnesota Mining &
              Manufacturing                       46,416
                                             ------------
                                                  75,626
                                             ------------
ELECTRICAL & ELECTRONICS (1.5%)
  1,191,000  Raytheon Co. Class A                 53,372
                                             ------------
ELECTRONICS (1.4%)
  1,100,000  Raychem Corp.                        31,900
    973,000  Teradyne, Inc.                       16,906 (2)
                                             ------------
                                                  48,806
                                             ------------
ENERGY (1.8%)
  1,069,900  McDermott International              21,465
    970,400  Texas Utilities                      41,242
                                             ------------
                                                  62,707
                                             ------------
ENTERTAINMENT (1.1%)
  2,602,000  Mirage Resorts                       38,705 (2)
                                             ------------
FINANCIAL SERVICES (2.1%)
  2,124,400  SLM Holding                          76,213
                                             ------------
FOOD & TOBACCO (7.2%)
  1,497,000  Anheuser-Busch                       69,049
    703,400  ConAgra, Inc.                        17,409

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  1,333,500  Nabisco Holdings                 $   44,089
  1,500,000  Philip Morris                        62,344
  1,799,000  Tricon Global Restaurants            66,675(2)
                                             ------------
                                                 259,566
                                             ------------
GAS (1.9%)
  1,848,500  Praxair, Inc.                        66,315
                                             ------------
HEALTH CARE (6.7%)
    185,700  Alza Corp.                            6,685 (2)
  1,039,000  Baxter International                 55,327
  1,512,000  Biogen, Inc.                         69,930 (2)
  1,232,000  CIGNA Corp.                          71,687
    661,800  Wellpoint Health Networks            35,323 (2)
                                             ------------
                                                 238,952
                                             ------------
INDUSTRIAL GOODS & SERVICES (2.6%)
  1,558,000  Crown Cork & Seal                    51,024
  1,300,000  Owens-Illinois                       40,544 (2)
                                             ------------
                                                  91,568
                                             ------------
INSURANCE (13.0%)
  1,731,300  Ace, Ltd.                            50,208
  1,243,000  Aetna Inc.                           74,813
  1,822,000  Allstate Corp.                       68,325
    850,000  Aon Corp.                            53,178
  1,373,300  EXEL Ltd.                            91,753
  1,373,550  Orion Capital                        51,165
  1,174,000  St. Paul Cos.                        35,880
    875,400  Travelers Group                      38,846
                                             ------------
                                                 464,168
                                             ------------
OIL & GAS (5.9%)
  1,605,200  Cabot Corp.                          34,913
    655,000  Chevron Corp.                        48,511
    804,400  Cooper Cameron                       17,094 (2)
  1,156,600  Noble Affiliates                     26,746
    585,100  Smith International                  10,312 (2)
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    880,000  Transocean Offshore              $   21,615
  1,652,900  Unocal Corp.                         51,757
                                             ------------
                                                 210,948
                                             ------------
PAPER & FOREST PRODUCTS (1.9%)
    780,000  Kimberly-Clark                       29,738
  1,420,000  Mead Corp.                           38,872
                                             ------------
                                                  68,610
                                             ------------
PUBLISHING & BROADCASTING (0.7%)
    525,600  Knight Ridder                        25,032
                                             ------------
REAL ESTATE (3.6%)
  4,621,900  Host Marriott                        64,706
  1,607,700  Security Capital U.S. Realty
              ADR                                 15,755 (2)(7)
  1,319,000  Starwood Hotels & Resorts            48,144
                                             ------------
                                                 128,605
                                             ------------
RESTAURANTS (1.1%)
    715,000  McDonald's Corp.                     40,085
                                             ------------
RETAILING (1.4%)
  1,041,100  Harcourt General                     50,558
                                             ------------
RETAILING & APPAREL (2.6%)
    511,000  J.C. Penney                          25,326
  1,487,000  Sears, Roebuck                       67,566
                                             ------------
                                                  92,892
                                             ------------
STEEL (1.1%)
  2,801,000  AK Steel Holding                     38,864
                                             ------------
TECHNOLOGY (2.8%)
    433,000  Hewlett-Packard                      21,027
  2,550,000  Quantum Corp.                        29,166 (2)
  1,081,000  Texas Instruments                    51,550
                                             ------------
                                                 101,743
                                             ------------
UTILITIES (6.2%)
  2,426,000  Edison International                 68,989
  1,900,000  PG&E Corp.                           61,038
  2,597,900  Unicom Corp.                         92,550
                                             ------------
                                                 222,577
                                             ------------

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
WASTE MANAGEMENT (1.4%)
  1,140,000  Waste Management                $    50,302
                                             ------------
             TOTAL COMMON STOCKS (COST
              $3,541,245)                      3,369,999
                                             ------------
WARRANTS (0.0%)
     44,356  Security Capital Group, Class
              B, Expire 9/18/98 (COST $0)              1 (2)
                                             ------------
 Principal
  Amount
-----------
SHORT-TERM INVESTMENTS (7.8%)
$96,030,000  Exxon Asset Management, 5.75%,
              due 9/1/98                          96,030(4)
145,390,000  General Electric Capital
              Corp., 5.50% - 5.53%, due
              9/1/98 - 9/2/98                    145,390(4)
 37,438,042  N&B Securities Lending Quality
              Fund, LLC                           37,438(4)
                                             ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $278,858)                    278,858
                                             ------------
             TOTAL INVESTMENTS (101.9%)
              (COST $3,820,103)                3,648,858(5)
             Liabilities, less cash,
              receivables and other assets
              [(1.9%)]                           (67,521)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $3,581,337
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Warner-Lambert                                  3.5%
 2.  Wal-Mart Stores                                 3.1%
 3.  WorldCom, Inc.                                  2.6%
 4.  Fannie Mae                                      2.5%
 5.  Cinergy Corp.                                   2.5%
 6.  Biogen, Inc.                                    2.5%
 7.  MarketSpan Corp.                                2.4%
 8.  Sears, Roebuck                                  2.4%
 9.  TYCO International                              2.4%
10.  ESG Re                                          2.3%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (93.9%)
ADVERTISING (1.9%)
   240,000  True North Communications       $     5,460
                                            -------------
AUTOMOTIVE (2.1%)
   150,000  Borg-Warner Automotive                6,075
                                            -------------
BANKING (7.2%)
    45,000  CITICORP                              4,865
   200,000  Dime Bancorp                          3,800
    90,000  National City                         5,288
   195,000  Southtrust Corp.                      6,313
                                            -------------
                                                 20,266
                                            -------------
CHEMICALS (2.9%)
   100,000  Minerals Technologies                 3,631
    80,000  Perkin-Elmer                          4,630
                                            -------------
                                                  8,261
                                            -------------
CONSUMER GOODS & SERVICES (4.2%)
   200,000  Hasbro, Inc.                          6,262
   150,000  Kimberly-Clark                        5,719
                                            -------------
                                                 11,981
                                            -------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
DIVERSIFIED (4.3%)
    80,000  Minnesota Mining &
             Manufacturing                  $     5,480
   120,000  TYCO International                    6,660
                                            -------------
                                                 12,140
                                            -------------
ENERGY (3.1%)
    80,000  Chevron Corp.                         5,925
   120,000  Noble Affiliates                      2,775
                                            -------------
                                                  8,700
                                            -------------
FINANCIAL SERVICES (10.2%)
    64,800  A.G. Edwards                          1,758
   128,000  Ambac Financial Group                 6,040
   180,000  Conseco, Inc.                         4,972
   125,000  Fannie Mae                            7,102
   100,000  Heller Financial                      1,975  (2)
   300,000  Indigo Aviation ADR                   2,325  (2)
   105,000  Travelers Group                       4,659
                                            -------------
                                                 28,831
                                            -------------
FOOD & BEVERAGE (2.0%)
   100,000  McDonald's Corp.                      5,606
                                            -------------
FURNISHINGS (2.1%)
   300,000  Leggett & Platt                       6,019
                                            -------------
HEALTH CARE (11.5%)
   150,000  Biogen, Inc.                          6,937  (2)
   200,000  Invacare Corp.                        4,050
    80,000  Johnson & Johnson                     5,520
   150,000  Warner-Lambert                        9,788
   118,000  Wellpoint Health Networks             6,298  (2)
                                            -------------
                                                 32,593
                                            -------------
HOSPITAL SUPPLIES (3.6%)
    64,500  Beckman Coulter                       3,572
   200,000  C.R. Bard                             6,550
                                            -------------
                                                 10,122
                                            -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (2.1%)
   200,000  Raychem Corp.                         5,800
                                            -------------

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
INSURANCE (6.3%)
   380,000  ESG Re                          $     6,603
   160,000  ReliaStar Financial                   6,280
   160,000  St. Paul Cos.                         4,890
                                            -------------
                                                 17,773
                                            -------------
MACHINERY & EQUIPMENT (1.4%)
   200,000  Cincinnati Milacron                   3,875
                                            -------------
OIL SERVICES (1.1%)
   120,000  Dresser Industries                    3,067
                                            -------------
PUBLISHING & BROADCASTING (3.3%)
   200,000  CMP Media                             3,275  (2)
   200,000  Valassis Communications               5,963  (2)
                                            -------------
                                                  9,238
                                            -------------
RECYCLING (0.8%)
   187,500  IMCO Recycling                        2,273
                                            -------------
RETAIL GROCERY (1.1%)
    60,000  Albertson's Inc.                      3,034
                                            -------------
RETAIL STORES (2.4%)
   150,000  Sears, Roebuck                        6,816
                                            -------------
RETAILING (3.1%)
   150,000  Wal-Mart Stores                       8,813
                                            -------------
TECHNOLOGY (7.4%)
   250,000  Analog Devices                        3,516  (2)
   120,000  Hewlett-Packard                       5,828
    80,000  Intel Corp.                           5,695
   330,000  Unisys Corp.                          5,919  (2)
                                            -------------
                                                 20,958
                                            -------------
TELECOMMUNICATIONS (3.0%)
   303,200  Metromedia International Group        1,250  (2)
   180,000  WorldCom, Inc.                        7,369  (2)
                                            -------------
                                                  8,619
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
UTILITIES, ELECTRIC & GAS (6.8%)
   200,000  Cinergy Corp.                   $     6,950
   300,000  DPL Inc.                              5,400
   250,000  MarketSpan Corp.                      6,844
                                            -------------
                                                 19,194
                                            -------------
            TOTAL COMMON STOCKS (COST
             $249,001)                          265,514
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (6.3%)
$$17,991,000 U.S. Treasury Bills, 4.66% &
             4.87%, due 9/10/98 & 10/8/98
             (COST $17,914)                      17,914(4)
                                            -------------
SHORT-TERM INVESTMENTS (0.9%)
 2,537,784  N&B Securities Lending Quality
             Fund, LLC                            2,538  (4)
   100,000  Self Help Credit Union, 5.25%,
             due 11/24/98                           100  (4)
                                            -------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $2,638)                        2,638
                                            -------------
            TOTAL INVESTMENTS (101.1%)
             (COST $269,553)                    286,066  (5)
            Liabilities, less cash,
             receivables and other assets
             [(1.1%)]                            (3,216  )
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   282,850
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger&Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method the trustees of Equity Managers Trust and Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) Affiliated issuer (see Note E of Notes to Financial Statements).
4) At cost, which approximates market value.
5) At August 31, 1998, selected Portfolio information on a Federal income tax basis was as follows:

                                                                                                   NET
                                                             GROSS              GROSS           UNREALIZED
                                                          UNREALIZED         UNREALIZED        APPRECIATION
NEUBERGER&BERMAN                         COST            APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                     $ 1,098,677,000     $   367,818,000     $145,903,000      $ 221,915,000
GENESIS PORTFOLIO                     2,127,106,000         106,756,000      379,517,000       (272,761,000)
GUARDIAN PORTFOLIO                    5,765,755,000       1,156,419,000      996,160,000        160,259,000
MANHATTAN PORTFOLIO                     597,304,000          77,735,000       90,609,000        (12,874,000)
PARTNERS PORTFOLIO                    3,825,301,000         265,069,000      441,512,000       (176,443,000)
SOCIALLY RESPONSIVE PORTFOLIO           269,594,000          45,152,000       28,680,000         16,472,000

6) The following securities were held in escrow at August 31, 1998, to cover outstanding call options written:

                                                                              MARKET                     MARKET
                                                                               VALUE                      VALUE
                                                    SECURITIES AND              OF         PREMIUM ON      OF
NEUBERGER&BERMAN                    SHARES              OPTIONS             SECURITIES      OPTIONS      OPTIONS
----------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO                  251,800        McDonald's Corp.         $14,116,538    $ 980,854     $15,738
                                                  September 1998 @ 75
                                    150,000     Santa Fe International       2,025,000     1,176,521     23,438
                                                   October 1998 @ 25
                                    300,000    Travelers Group September    13,312,500     1,340,955     18,750
                                                       1998 @ 70

7) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1998, these securities amounted to $699,000 or 0.5% of net assets for Neuberger&Berman International Portfolio and $15,755,000 or 0.4% of net assets for Neuberger& Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                                 EQUITY MANAGERS TRUST
                                                    ------------------------------------------------
                                                        FOCUS           GENESIS          GUARDIAN
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,300,533    $   1,687,583    $   5,051,465
          Non-controlled affiliated issuers                20,059          166,762          874,549
                                                    ------------------------------------------------
                                                        1,320,592        1,854,345        5,926,014
      Cash                                                      6               15                5
      Deferred organization costs (Note A)                     --               --               --
      Dividends and interest receivable                     1,342            3,270            7,962
      Net receivable for forward foreign currency
        exchange contracts sold (Note C)                       --               --               --
      Other assets                                             13                7               75
      Receivable for securities sold                       43,615            6,061           47,808
                                                    ------------------------------------------------
                                                        1,365,568        1,863,698        5,981,864
                                                    ------------------------------------------------
LIABILITIES
      Net payable for equity swap contracts (Note
        A)                                                     --               --               --
      Option contracts written, at market value
        (Note A)                                               --               --               58
      Payable for collateral on securities loaned
        (Note A)                                           20,989           44,199           32,636
      Payable for securities purchased                     26,008            5,017          157,099
      Payable for variation margin (Note A)                    --               --               --
      Payable to investment manager (Note B)                  682            1,245            2,655
      Accrued expenses and other payables                     411              882            1,611
                                                    ------------------------------------------------
                                                           48,090           51,343          194,059
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,317,478    $   1,812,355    $   5,787,805
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   1,093,337    $   2,085,116    $   5,613,432
      Net unrealized appreciation (depreciation)
        in value of investment securities, option
        contracts, equity swap contracts,
        financial futures contracts, translation
        of assets and liabilities in foreign
        currencies, and foreign currency contracts        224,141         (272,761)         174,373
                                                    ------------------------------------------------
NET ASSETS                                          $   1,317,478    $   1,812,355    $   5,787,805
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   1,057,642    $   1,956,664    $   4,800,586
Non-controlled affiliated issuers                          38,809          170,442          954,496
                                                    ------------------------------------------------
      Total cost of investments                     $   1,096,451    $   2,127,106    $   5,755,082
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  August 31,1998
----------------------------------------------------------------------

                                                        GLOBAL
                                                       MANAGERS                   EQUITY MANAGERS TRUST
                                                        TRUST        ------------------------------------------------
                                                    --------------                                        SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
                                                          141,373
          Unaffiliated issuers                      $                $     584,430    $   3,648,858    $     286,066
          Non-controlled affiliated issuers                    --               --               --               --
                                                    -----------------------------------------------------------------
                                                          141,373          584,430        3,648,858          286,066
      Cash                                                     51               10                5                9
      Deferred organization costs (Note A)                      9               --               --                4
      Dividends and interest receivable                       428              967            5,164              507
      Net receivable for forward foreign currency
        exchange contracts sold (Note C)                      442               --               --               --
      Other assets                                              3                5               30                2
      Receivable for securities sold                        4,037            6,665           17,600               --
                                                    -----------------------------------------------------------------
                                                          146,343          592,077        3,671,657          286,588
                                                    -----------------------------------------------------------------
LIABILITIES
      Net payable for equity swap contracts (Note
        A)                                                     84               --               --               --
      Option contracts written, at market value
        (Note A)                                               --               --               --               --
      Payable for collateral on securities loaned
        (Note A)                                           17,847           60,535           37,438            2,538
      Payable for securities purchased                         --            7,110           50,490              951
      Payable for variation margin (Note A)                   131               --               --               --
      Payable to investment manager (Note B)                  110              287            1,561              150
      Accrued expenses and other payables                     349              786              831               99
                                                    -----------------------------------------------------------------
                                                           18,521           68,718           90,320            3,738
                                                    -----------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     127,822    $     523,359    $   3,581,337    $     282,850
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     105,560    $     536,233    $   3,752,582    $     266,337
      Net unrealized appreciation (depreciation)
        in value of investment securities, option
        contracts, equity swap contracts,
        financial futures contracts, translation
        of assets and liabilities in foreign
        currencies, and foreign currency contracts         22,262          (12,874)        (171,245)          16,513
                                                    -----------------------------------------------------------------
NET ASSETS                                          $     127,822    $     523,359    $   3,581,337    $     282,850
                                                    -----------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     119,274    $     597,304    $   3,820,103    $     269,553
Non-controlled affiliated issuers                              --               --               --               --
                                                    -----------------------------------------------------------------
      Total cost of investments                     $     119,274    $     597,304    $   3,820,103    $     269,553
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------


                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------
                                                       FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    14,684    $    28,496    $    81,304
      Dividend income -- non-controlled affiliated
        issuers                                             562            487          5,375
      Interest income                                     3,583          9,353         30,752
      Foreign taxes withheld (Note A)                       (19)            --           (820)
                                                    ------------------------------------------
        Total income                                     18,810         38,336        116,611
                                                    ------------------------------------------
    Expenses:
      Investment management fee (Note B)                  8,235         14,776         37,039
      Accounting fees                                        10             10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                    8              2             23
      Auditing fees                                          44             25             51
      Custodian fees (Note B)                               324            401          1,236
      Insurance expense                                      22             12            124
      Legal fees                                             23             61             23
      Trustees' fees and expenses                            20             24             78
      Miscellaneous                                           2             43              3
                                                    ------------------------------------------
        Total expenses                                    8,688         15,354         38,587
      Fee waived by investment manager and/or
        expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (1)          (456)            (2)
                                                    ------------------------------------------
        Total net expenses                                8,687         14,898         38,585
                                                    ------------------------------------------
        Net investment income (loss)                     10,123         23,438         78,026
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            79,344         35,406        840,232
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers            (255)            --         47,582
    Net realized gain (loss) on option contracts
      (Note A)                                           (4,403)            --          6,019
    Net realized loss on financial futures
      contracts (Note A)                                     --             --             --
    Net realized gain on foreign currency
      transactions (Note A)                                  --             --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts (Note A)                               (360,086)      (545,041)    (2,420,985)
                                                    ------------------------------------------
        Net loss on investments                        (285,400)      (509,635)    (1,527,152)
                                                    ------------------------------------------
        Net decrease in net assets resulting from
          operations                                $  (275,277)   $  (486,197)   $(1,449,126)
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1998
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                   EQUITY MANAGERS TRUST
                                                       TRUST       -------------------------------------------------
                                                    ------------                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     1,470      $       1,610     $     58,525    $      3,988
      Dividend income -- non-controlled affiliated
        issuers                                              --                 --               --              --
      Interest income                                       736              1,798            7,756             760
      Foreign taxes withheld (Note A)                      (216)                (3)            (305)             (7)
                                                    ----------------------------------------------------------------
        Total income                                      1,990              3,405           65,976           4,741
                                                    ----------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                  1,154              3,466           18,715           1,696
      Accounting fees                                        10                 10               10              10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   12                  9               16               6
      Auditing fees                                          32                 42               46              23
      Custodian fees (Note B)                               244                164              662             106
      Insurance expense                                       2                  9               49               4
      Legal fees                                             89                 26               23              24
      Trustees' fees and expenses                            17                 11               41               8
      Miscellaneous                                          40                 13               70               1
                                                    ----------------------------------------------------------------
        Total expenses                                    1,600              3,750           19,632           1,878
      Fee waived by investment manager and/or
        expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (1)                (2)              --              --
                                                    ----------------------------------------------------------------
        Total net expenses                                1,599              3,748           19,632           1,878
                                                    ----------------------------------------------------------------
        Net investment income (loss)                        391               (343)          46,344           2,863
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            (6,680)            45,585          408,784          26,331
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers              --                 --               --              --
    Net realized gain (loss) on option contracts
      (Note A)                                              (72)                --               --              --
    Net realized loss on financial futures
      contracts (Note A)                                 (4,070)                --               --              --
    Net realized gain on foreign currency
      transactions (Note A)                                 147                 --               --              --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts (Note A)                                   (596)          (106,156)        (872,798)        (50,773)
                                                    ----------------------------------------------------------------
        Net loss on investments                         (11,271)           (60,571)        (464,014)        (24,442)
                                                    ----------------------------------------------------------------
        Net decrease in net assets resulting from
          operations                                $   (10,880)     $     (60,914)    $   (417,670)   $    (21,579)
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1998            1997            1998            1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      10,123   $       7,119   $      23,438   $       1,728
    Net realized gain (loss) on
      investments                                74,686         176,471          35,406          18,411
    Change in net unrealized
      appreciation (depreciation) of
      investments                              (360,086)        298,137        (545,041)        211,059
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         (275,277)        481,727        (486,197)        231,198
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   178,065         156,839       1,557,053         609,195
    Reductions                                 (158,751)       (187,496)       (342,152)        (16,606)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests         19,314         (30,657)      1,214,901         592,589
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (255,963)        451,070         728,704         823,787
NET ASSETS:
    Beginning of year                         1,573,441       1,122,371       1,083,651         259,864
                                          -------------------------------------------------------------
    End of year                           $   1,317,478   $   1,573,441   $   1,812,355   $   1,083,651
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                EQUITY MANAGERS           GLOBAL MANAGERS TRUST       EQUITY MANAGERS TRUST
                                                     TRUST

                                                   GUARDIAN
                                                   PORTFOLIO             INTERNATIONAL PORTFOLIO       MANHATTAN PORTFOLIO
                                                     Year                         Year                        Year
                                                     Ended                        Ended                       Ended
                                                  August 31,                   August 31,                  August 31,
                                              1998           1997          1998          1997          1998          1997
                                          -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     78,026   $     66,858   $       391   $       425   $      (343)  $     1,154
    Net realized gain (loss) on
      investments                              893,833        871,150       (10,675)        2,368        45,585       180,525
    Change in net unrealized
      appreciation (depreciation) of
      investments                           (2,420,985)     1,570,338          (596)       16,214      (106,156)       10,646
                                          -----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      (1,449,126)     2,508,346       (10,880)       19,007       (60,914)      192,325
                                          -----------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  391,142        592,646        91,654        61,548        53,069        41,417
    Reductions                              (1,912,418)      (575,327)      (68,216)      (22,274)      (90,539)     (179,425)
                                          -----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests    (1,521,276)        17,319        23,438        39,274       (37,470)     (138,008)
                                          -----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (2,970,402)     2,525,665        12,558        58,281       (98,384)       54,317
NET ASSETS:
    Beginning of year                        8,758,207      6,232,542       115,264        56,983       621,743       567,426
                                          -----------------------------------------------------------------------------------
    End of year                           $  5,787,805   $  8,758,207   $   127,822   $   115,264   $   523,359   $   621,743
                                          -----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST
                                                                          SOCIALLY RESPONSIVE PORTFOLIO
                                               PARTNERS PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1998            1997            1998            1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      46,344   $      28,316   $       2,863   $       2,214
    Net realized gain (loss) on
      investments                               408,784         531,668          26,331          11,478
    Change in net unrealized
      appreciation (depreciation) of
      investments                              (872,798)        473,597         (50,773)         44,043
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         (417,670)      1,033,581         (21,579)         57,735
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   743,583         715,909          71,633          57,455
    Reductions                                 (320,149)       (173,520)        (23,485)        (17,394)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        423,434         542,389          48,148          40,061
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS             5,764       1,575,970          26,569          97,796
NET ASSETS:
    Beginning of year                         3,575,573       1,999,603         256,281         158,485
                                          -------------------------------------------------------------
    End of year                           $   3,581,337   $   3,575,573   $     282,850   $     256,281
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), Neuberger& Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger&Berman International Portfolio ("International") is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These seven aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("N&B Management"), whose financial statements are not presented herein, also invest in the Trusts. Global currently has only one Portfolio.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of the Trusts also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At August 31, 1998, the unamortized balance of such expenses amounted to $9,146 and $3,583, for International and Socially Responsive, respectively. Organization expenses incurred by Focus, Genesis, Guardian, Manhattan, and Partners were fully amortized as of August 31, 1998.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
10) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the year ended August 31, 1998:

                                                                VALUE
                                                                 WHEN
FOCUS                                            NUMBER        WRITTEN
-------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97                     1,250      $  1,985,185
CONTRACTS WRITTEN                                 4,000         1,496,778
CONTRACTS EXPIRED                                (1,000)          (96,997)
CONTRACTS EXERCISED                              (1,000)         (371,987)
CONTRACTS CLOSED                                 (3,250)       (3,012,979)
                                                 ------------------------
CONTRACTS OUTSTANDING 8/31/98                         0      $          0
                                                 ------------------------

                                                                  VALUE
                                                                  WHEN
GUARDIAN                                          NUMBER         WRITTEN
---------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97                      7,997      $   5,491,034
CONTRACTS WRITTEN                                 75,538         37,765,006
CONTRACTS EXPIRED                                (30,674)       (18,082,401)
CONTRACTS EXERCISED                              (34,876)       (15,026,537)
CONTRACTS CLOSED                                 (10,967)        (6,648,772)
                                                 --------------------------
CONTRACTS OUTSTANDING 8/31/98                      7,018      $   3,498,330
                                                 --------------------------

11) FINANCIAL FUTURES CONTRACTS: International and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of its portfolio securities. International may also buy and sell financial futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       During the year ended August 31, 1998, Socially Responsive did not enter into any financial futures contracts.
       At August 31, 1998, open positions in financial futures contracts for International were as follows:

                                                                                            UNREALIZED
                                                                                            APPRECIATION
   EXPIRATION                            OPEN CONTRACTS                         POSITION    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
September 1998        250   All Share Index Futures (South Africa)                Short     $  133,846
September 1998         80   CAC 40 Index Futures (France)                          Long       (434,621)
September 1998         60   Hang Seng Index Futures (Hong Kong)                   Short        212,931
September 1998        300   KL Composite Index Futures (Malaysia)                 Short        101,267
September 1998         20   MIB30 Index Futures (Italy)                            Long       (465,782)
September 1998         45   Nikkei 225 (OSE) Futures (Japan)                      Short        663,811
December 1998          20   MIB30 Index Futures (Italy)                            Long       (542,947)
March 1999            250   All Share Index Futures (South Africa)                Short        134,235

      At August 31, 1998, International had deposited $3,630,000 U.S. Treasury Bills, 4.67%, due 9/24/98, in a segregated account to cover margin requirements on open financial futures contracts.
12) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Portfolios made securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios received income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1998, Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive lent securities to Neuberger. Effective June 1, 1998, the Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by the Trusts' investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At August 31, 1998, the value of the securities loaned and the value of the collateral were as follows:

                                                   VALUE OF
                                                  SECURITIES        VALUE OF
                                                    LOANED         COLLATERAL
------------------------------------------------------------------------------
FOCUS                                            $ 19,427,906     $ 20,989,077
GENESIS                                            41,306,509       44,199,387
GUARDIAN                                           31,037,719       32,636,664
INTERNATIONAL                                      16,604,012       17,847,376
MANHATTAN                                          54,079,669       60,534,515
PARTNERS                                           35,512,750       37,438,042
SOCIALLY RESPONSIVE                                 2,128,588        2,537,784

13) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.
14) SWAPS: International has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
       Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Portfolio and/or the termination value at the end of the contract. Therefore, International considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.
       International records a net receivable or payable for the amount expected to be received or paid under the contract. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation (depreciation) of investments. Premium payments made to enter into a swap contract are capitalized and amortized over the life of the swap contract. N&B Management periodically reviews the value of the unamortized balance of the premium payment and may accelerate the amortization. At August 31, 1998, International had an outstanding equity swap contract with the following terms:

             SWAP                  NOTIONAL                               UNDERLYING                UNDERLYING
         COUNTERPARTY               AMOUNT        TERMINATION DATE          SHARES                    EQUITY
Merrill Lynch International       $ 2,000,000     September 10, 1998     19,319,938.18    Telecomunicacoes Brasileiras

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains N&B Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis and International) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, N&B Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Trust to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated. International pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan, Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $750 and $376, $2,309 and $744, $721 and $1,160, $702 and $464,
$1,737 and $640, $455 and $280, and $264 and $40, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1998, there were purchase and sale transactions (excluding short-term securities, forward foreign currency contracts, financial futures contracts, option contracts, and equity swap contracts) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $ 1,051,182,326     $ 1,027,576,736
GENESIS                                            1,512,422,858         340,293,319
GUARDIAN                                           4,737,515,488       5,604,611,486
INTERNATIONAL                                         75,212,434          55,857,425
MANHATTAN                                            554,191,211         571,714,146
PARTNERS                                           4,736,758,358       4,293,047,580
SOCIALLY RESPONSIVE                                  183,937,505         137,674,368

   During the year ended August 31, 1998, International had entered into various contracts to deliver currencies at specified future dates. At August 31, 1998, open contracts were as follows:


                                                                                                                       NET
                                                                                                                    UNREALIZED
                                                  CONTRACTS TO      IN EXCHANGE      SETTLEMENT                     APPRECIATION
SALES                                               DELIVER             FOR            DATE           VALUE         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
South African Rand                                  16,380,000      $ 3,000,000       9/16/98      $  2,525,667     $ 474,333
Japanese Yen                                       271,000,000        2,000,000      10/22/98         1,938,115        61,885
Italian Lira                                     1,799,250,000        1,000,000      10/23/98         1,035,489       (35,489)
Japanese Yen                                       409,260,000        3,000,000      12/21/98         2,952,420        47,580
South African Rand                                  35,250,000        5,000,000        2/1/99         5,106,290      (106,290)
                                                                    ------------                   ------------     ----------
                                                                    $14,000,000                    $ 13,557,981     $ 442,019
                                                                    ------------                   ------------     ----------

   During the year ended August 31, 1998, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
---------------------------------------------------------------------------------------------
FOCUS                                            $  998,930      $ 1,052,077     $  2,051,007
GENESIS                                           1,159,143        1,260,016        2,419,159
GUARDIAN                                          5,733,976        5,824,547       11,558,523
INTERNATIONAL                                         3,435          341,757          345,192
MANHATTAN                                           546,227          586,082        1,132,309
PARTNERS                                          6,281,978        3,746,735       10,028,713
SOCIALLY RESPONSIVE                                 296,353          105,248          401,601

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1998, from the collateralization of securities loaned to or through Neuberger was $101,879, $152,375, $1,035,708, $212,611, $141,707, and
$10,803, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   Effective June 1, 1998, Genesis and Manhattan were two of the holders of an unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company ($60,000,000 prior to June 1, 1998), to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% (0.1% prior to June 1, 1998) per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required.

Other investment companies managed by N&B Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at August 31, 1998. During the year ended August 31, 1998, neither Genesis nor Manhattan utilized this line of credit.
   At August 31, 1998, International was one of two holders of a $20,000,000 combined uncommitted, secured line of credit with State Street Bank and Trust Company to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by N&B Management also participates in the line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 1998, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                       BALANCE OF                                 BALANCE OF
                                         SHARES        GROSS         GROSS          SHARES
                                          HELD        PURCHASES      SALES           HELD           VALUE
               FOCUS                   AUGUST 31,       AND           AND         AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                           1997        ADDITIONS    REDUCTIONS        1998            1998
-------------------------------------------------------------------------------------------------------------
ADVANTA Corp. Class A                  1,691,500       15,000        757,806        948,694      $10,732,000
ADVANTA Corp. Class B                          0      910,000              0        910,000        9,327,000
DT Industries**                        1,045,000            0      1,045,000              0                0
Sierra Health Services**                 934,500      475,500         50,000      1,360,000       21,760,000

                                       BALANCE OF                            BALANCE OF
                                         SHARES         GROSS        GROSS     SHARES
                                          HELD        PURCHASES      SALES      HELD           VALUE
              GENESIS                  AUGUST 31,        AND         AND     AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                           1997        ADDITIONS      REDUCTIONS    1998         1998
--------------------------------------------------------------------------------------------------------
AAR Corp.                                617,600      1,131,050       0      1,748,650      $38,689,000
ADAC Laboratories                        683,100        320,000       0      1,003,100       22,507,000
Alliant Techsystems                      140,800        507,700       0        648,500       42,558,000
Aviall Inc.                              947,000        247,100       0      1,194,100       15,225,000
DONCASTERS PLC ADR                       401,500         66,800       0        468,300        9,132,000
Eltron International                           0        420,000       0        420,000       11,550,000
Inprise Corp.                          1,378,700      1,227,600       0      2,606,300       13,846,000
Pameco Corp.                             119,900        161,900       0        281,800        4,790,000
SOS Staffing Services                    139,900        502,000       0        641,900        8,465,000

                                       BALANCE OF                                   BALANCE OF
                                         SHARES         GROSS          GROSS          SHARES
                                          HELD        PURCHASES        SALES           HELD            VALUE
             GUARDIAN                  AUGUST 31,        AND            AND         AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                           1997        ADDITIONS      REDUCTIONS        1998            1998
----------------------------------------------------------------------------------------------------------------
AGCO Corp.**                           4,737,400        622,800      5,360,200              0      $           0
Cabot Corp.                            2,662,300      1,178,700              0      3,841,000         83,542,000
Capital One Financial**                4,445,000              0      1,357,100      3,087,900        270,191,000
Coltec Industries                      4,893,900              0         30,000      4,863,900         69,918,000
Countrywide Credit Industries          5,445,000      1,145,000              0      6,590,000        246,713,000
Foundation Health Systems              9,065,800        909,100         35,000      9,939,900        111,203,000
Mark IV Industries                     2,130,081        822,000         10,000      2,942,081         41,741,000
PacifiCare Health Systems Class B      1,327,790        660,774              0      1,988,564        125,279,000
UCAR International**                   3,404,400        575,000      1,803,200      2,176,200         39,444,000
Wellpoint Health Networks              2,226,396      1,448,600              0      3,674,996        196,153,000
Zeigler Coal Holding**                 1,702,000              0      1,702,000              0                  0

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.

**AT AUGUST 31, 1998, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                                Year Ended August 31,
                                              1998          1997          1996         1995        1994
                                            -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .51%          .53%          .54%         --          --
                                            -------------------------------------------------------------
    Net Expenses                                  .51%          .53%          .54%        .57%        .58%
                                            -------------------------------------------------------------
    Net Investment Income                         .59%          .54%         1.04%       1.05%       1.16%
                                            -------------------------------------------------------------
Portfolio Turnover Rate                            64%           63%           39%         36%         52%
                                            -------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 1,317.5     $ 1,573.4     $ 1,122.4     $ 969.2     $ 645.0
                                            -------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                               Year Ended August 31,
                                               1998          1997         1996        1995        1994
                                            ------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .72%           .77%        .85%         --          --
                                            ------------------------------------------------------------
    Net Expenses                                  .72%(2)        .77%(2)     .85%(2)     .94%(2)     .98%
                                            ------------------------------------------------------------
    Net Investment Income                        1.13%(2)        .32%(2)     .27%(2)     .25%(2)     .18%
                                            ------------------------------------------------------------
Portfolio Turnover Rate                            18%            18%         21%         37%         63%
                                            ------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 1,812.4      $ 1,083.7     $ 259.9     $ 142.2     $ 138.6
                                            ------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                                        YEAR ENDED AUGUST 31,
                                1998       1997       1996       1995
------------------------------------------------------------------------
Net Expenses                    .74%       .87%       .95%       .97%
Net Investment Income           1.11%      .22%       .17%       .22%

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                                  Year Ended August 31,
                                              1998          1997          1996          1995          1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .46%          .46%          .46%           --            --
                                            -----------------------------------------------------------------
    Net Expenses                                  .46%          .46%          .46%          .48%          .50%
                                            -----------------------------------------------------------------
    Net Investment Income                         .92%          .89%         1.72%         1.72%         1.66%
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                            60%           50%           37%           26%           24%
                                            -----------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 5,787.8     $ 8,758.2     $ 6,232.5     $ 4,613.2     $ 2,480.3
                                            -----------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                                                              Period from
                                                                                           June 15, 1994(1)
                                                      Year Ended August 31,                  to August 31,
                                             1998        1997        1996       1995             1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                          1.18%       1.21%      1.37%        --                 --
                                            -----------------------------------------------------------------
    Net Expenses                               1.18%       1.21%      1.37%(4)    .70%(4)            .70%(3)(4)
                                            -----------------------------------------------------------------
    Net Investment Income                       .29%        .47%       .58%(4)   1.74%(4)           1.63%(3)(4)
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                          46%         37%        45%        41%                 5%
                                            -----------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 127.8     $ 115.3     $ 57.0     $ 26.4               $6.1
                                            -----------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

4) After reimbursement of expenses by the investment adviser. Had the investment adviser not undertaken such action, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                           PERIOD FROM
                                    YEAR ENDED AUGUST     JUNE 15, 1994
                                           31,            TO AUGUST 31,
                                     1996       1995          1994
------------------------------------------------------------------------
Net Expenses                         1.49%      2.24%         2.50%
Net Investment Income (Loss)         .46%       .20%         (.17%)

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                             Year Ended August 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                           .57%        .59%        .58%         --          --
                                            -------------------------------------------------------
    Net Expenses                                .57%        .59%        .58%        .59%        .59%
                                            -------------------------------------------------------
    Net Investment Income (Loss)               (.05%)       .20%        .13%        .42%        .53%
                                            -------------------------------------------------------
Portfolio Turnover Rate                          90%         89%         53%         44%         50%
                                            -------------------------------------------------------
Net Assets, End of Year (in millions)       $ 523.4     $ 621.7     $ 567.4     $ 645.4     $ 521.7
                                            -------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                                  Year Ended August 31,
                                              1998          1997          1996          1995          1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .47%          .48%          .51%           --            --
                                            -----------------------------------------------------------------
    Net Expenses                                  .47%          .48%          .51%          .53%          .54%
                                            -----------------------------------------------------------------
    Net Investment Income                        1.11%         1.05%         1.26%         1.13%          .75%
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                           109%           77%           96%           98%           75%
                                            -----------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 3,581.3     $ 3,575.6     $ 1,999.6     $ 1,623.5     $ 1,340.3
                                            -----------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                                              Period from
                                                                                           March 14, 1994(1)
                                                      Year Ended August 31,                  to August 31,
                                             1998        1997        1996        1995             1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .60%        .63%        .65%        --                  --
                                            -----------------------------------------------------------------
    Net Expenses                                .60%        .63%        .65%       .68%                .69%(3)
                                            -----------------------------------------------------------------
    Net Investment Income                       .92%       1.08%       1.02%      1.18%               1.33%(3)
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                          47%         51%         53%        58%                 14%
                                            -----------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 282.9     $ 256.3     $ 158.5     $ 96.7               $70.7
                                            -----------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio and
Neuberger&Berman Socially Responsive Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio and Neuberger& Berman Socially Responsive Portfolio (collectively the "Portfolios") at August 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 1998

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 5, 1998

REPORT OF ERNST & YOUNG,
INDEPENDENT AUDITORS

To the Board of Trustees
Global Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman International Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger&Berman International Portfolio, one of the series constituting Global Managers Trust (the "Trust"), as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger&Berman International Portfolio of Global Managers Trust at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

                                                                [SIGNATURE]
                                                               /s/ ERNST & YOUNG

Grand Cayman,
Cayman Islands
October 5, 1998

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Ernst & Young
One Capital Place
Shedden Road
George Town
Grand Cayman, Cayman Islands

Neuberger&Berman Management Inc., Neuberger&Berman Equity Assets, Neuberger&Berman Equity Trust, Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, Neuberger&Berman International Trust, Neuberger&Berman Manhattan Trust, Neuberger&Berman Partners Trust, and Neuberger&Berman Socially Responsive Trust are registered service marks of Neuberger&Berman Management Inc.
-C- 1998 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER&BERMAN EQUITY TRUST/
NEUBERGER&BERMAN EQUITY ASSETS
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

GLOBAL MANAGERS TRUST
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT
Howard A. Mileaf
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Jacqueline Henning
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
Lenore Joan McCabe
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)
   For Neuberger&Berman Guardian Trust, 90% of the dividends distributed during the fiscal year ended August 31, 1998, qualifies for the dividend-received deduction for corporate shareholders. The Fund will notify shareholders in January 1999 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1998 income tax returns.

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                                      C-4

  NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-

            605 THIRD AVENUE 2ND FLOOR
            NEW YORK, NY 10158-0180
            SHAREHOLDER SERVICES
            800-877-9700
            INSTITUTIONAL SERVICES
            800-366-6264
            WWW.NBFUNDS.COM









            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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